Exhibit 4(a)(27)

SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (this “Agreement”) is made as of December 19, 2007 (the “Effective Date”), by and among ViryaNet Ltd., a company organized under the laws of the State of Israel (the “Company”), Lewis Opportunity Fund LP and LAM Opportunity Fund Ltd (each, a “Purchaser”, and collectively, the “Purchasers”).

W I T N E S S E T H:

WHEREAS, The Board of Directors of the Company (the “Board”) has determined that it is in the best interests of the Company to raise additional capital by means of the issuance of Ordinary Shares of the Company, nominal value NIS 5.0 per share (each, an “Ordinary Share” and collectively, the “Ordinary Shares”; all Ordinary Shares purchased by the Purchasers under this Agreement shall be referred to as the “Purchased Shares” and the Ordinary Shares purchased by a Purchaser shall be referred to as the “Respective Purchased Shares”), at a price per Purchased Share of US$1.65 (the “Purchase Price Per Share”) (unless otherwise explicitly indicated, all monetary amounts herein designated by the symbol “$” are in United States dollars) as set forth below.

WHEREAS, The Purchasers wish to invest in the Company an amount as set forth in Exhibit 1 hereto (such aggregate amount, the “Purchase Price”) by the purchase of Purchased Shares from the Company pursuant to the terms and conditions more fully set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

1.	Issuance and Purchase of Ordinary Shares. Subject to the terms and conditions hereof and the payment of the Purchase Price by the Purchasers, the Company shall, as of the Closing, issue and allot to the Purchasers an aggregate of 363,636 Ordinary Shares of the Company, in accordance with the table attached as Exhibit 1 setting forth the respective Purchase Price and number of Purchased Shares per each of the Purchasers. Subject to the payment of the Purchase Price by the Purchasers, the Company shall, as of the Second Closing, issue and allot to the Purchasers Warrants (as defined below), in accordance with the table attached as Exhibit 1 setting forth the respective additional Purchase Price and number of additional Purchased Shares available to each of the Purchasers under the Warrants.

2.	Closing and Second Closing.

2.1.	Closing. The initial sale and purchase hereunder shall take place on the Effective Date or as soon as indicated by the Company (the “Closing”) at the offices of the Company.

2.2.	Transactions at Closings. At the Closing, the following transactions shall occur, which transactions shall be deemed to take place simultaneously, and no transactions shall be deemed to have been completed or any document delivered until all such transactions have been completed and all required documents delivered:

2.2.1.	The Company shall deliver to the Purchasers true and correct copies of resolutions of the Company’s Board of Directors (the “Board Resolutions”) (i) authorizing the execution of the Agreement, the Registration Rights Agreement and the Warrant (collectively, the “Transaction Documents”) and the consummation of the transactions set forth in such Transaction Documents, and (ii) issuing and allotting to the Purchasers the Ordinary Shares issued in the Closing, in form to be mutually agreed upon;

2.2.2.	The Company shall deliver to the Purchasers the following documents at the Closing (with respect to subsection (a) only, as soon as practicable after the Closing):

(a)	Validly executed share certificate representing the Respective Purchased Shares purchased at the Closing (representing less than 20% of the Company’s issued share capital as of the date of Closing), issued in the name of each Purchaser;

(b)	A certificate duly executed by the Chairman of the Board of the Company, dated as of the Closing, in a form to be mutually agreed upon;

(c)	A legal opinion of Meitar, Liquornik Geva & Leshem Brandwein, Israeli counsel to the Company, in a form to be mutually agreed upon; and

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2.2.3.	Each Purchaser shall deliver to the Company an undertaking to the Chief Scientist of the Ministry of Trade and Commerce of the State of Israel, duly executed by the Purchaser.

2.2.4.	Each Purchaser shall cause the transfer to the Company of the applicable Purchase Price for its Respective Purchased Shares in immediately available funds, by wire transfer to the following bank account of the Company Bank Name: Silicon Valley Bank; Account Name: ViryaNet Inc., 2 Willow Street, Southborough, MA 01745; Account Number: 3300041451; Bank ABA Number: 121140399; The payment of the Purchase Price at the Closing shall be in US dollars.

2.2.5.	At the Closing, the Company and the Purchasers shall enter into the Registration Rights Agreement, in the form attached hereto as Exhibit 2.2.5 hereto.

Second Closing. Upon the consummation of the Second Closing (which will occur immediately after and subject to the approval of the shareholders of the Company) the following shall take place:

2.2.6.	The Company shall deliver to the Purchasers the following documents at the Second Closing (with respect to subsection (a) only, as soon as practicable after the Second Closing):

(a)	Validly executed warrants (each, the “Warrant”) in a form attached as Exhibits 2.27(a)(i) and 2.27(a)(ii).

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3.	Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and, where appropriate, covenants with the Purchasers at the Closings, except as set forth in the Company Disclosure Schedule attached as Exhibit 3 hereto, which exceptions shall be deemed to be representations and warranties as if made hereunder, as follows:

3.1.	Organization. The Company is duly organized and validly existing under the laws of the State of Israel, and has full corporate power and authority to own, lease and operate its properties and assets and to conduct its business as now being conducted and as proposed to be conducted. The Company has all requisite power and authority to execute and deliver this Agreement and other agreements contemplated hereby or which are ancillary hereto, including the Transaction Documents, and to consummate the transactions contemplated hereby and thereby. The Company has not taken any action or failed to take any action, which action or failure would preclude or prevent the Company from conducting its business after the Closing in the manner heretofore conducted. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted and as proposed to be conducted, the lack of which could materially adversely affect the business, properties, prospects or financial condition of the Company.

3.2.	Share Capital. Immediately after the Closing, the authorized share capital of the Company shall be NIS 25,000,000 divided into 4,600,000 Ordinary Shares and 400,000 Preferred A Shares, out of which 1,981,240 Ordinary Shares and 326,798 Preferred A Shares are issued and outstanding (2,308,038 in total), all as specified in the capitalization table set forth in Section 3.2 of the Company Disclosure Schedule (the “Capitalization Table”). Except as set forth in the Capitalization Table, the transactions contemplated by this Agreement, the Transaction Documents and in the Articles of Association, there are no other share or equity capital, preemptive rights, convertible securities, outstanding warrants, options or other rights to subscribe for, purchase or acquire from the Company any share or equity capital of the Company and there are not any contracts or binding commitments providing for the issuance of, or the granting of rights to acquire, any share or equity capital of the Company or under which the Company is, or may become, obligated to issue any of its securities. All issued and outstanding share capital of the Company is duly authorized, validly issued and outstanding and fully paid and non-assessable.

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3.3.	The Purchased Shares. The Purchased Shares, when and if issued and allotted in accordance with this Agreement, will be duly authorized, validly issued, fully paid, non-assessable and free of any preemptive rights, and will have the rights, preferences, privileges and restrictions set forth in the Articles of Association and will be free and clear of any liens, claims, encumbrances or third party rights of any kind and duly registered in the name of the Purchasers in the Company’s share transfer register.

3.4.	Subsidiaries. Other than the subsidiaries set forth in Section 3.4 of the Company Disclosure Schedule (the “Subsidiaries”), the Company has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity. ViryaNet, Inc. is duly organized and validly existing under the laws of the State of Delaware, and has full corporate power and authority to own, lease and operate its properties and assets and to conduct its business as now being conducted and as proposed to be conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business and its ownership or leasing of property require it to be so qualified. The Company holds title to all shares of the Subsidiaries free of any preemptive rights and free and clear of any liens, claims, encumbrances or third party rights of any kind.

3.5.	SEC Filings; Financial Statements.

3.5.1.

The Company has timely or within the extensions granted by the U.S. Securities and Exchange Commission (“SEC”), filed all required forms, reports and documents with the SEC since becoming a SEC reporting company on September 19, 2000, and (except as set forth in Section 3.5.1 of Company Disclosure Schedule) has complied with all applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”) and

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the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, each as in effect on the dates such forms, reports, and documents were filed. The Company has made available to the Purchaser accurate and complete copies (excluding copies of exhibits) of each report, registration statement and definitive proxy statement filed by the Company with the SEC between such date and the date of this Agreement (the “Company SEC Documents”). As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) each of the Company SEC Documents, including any financial statements or schedules included or incorporated by reference therein, complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act and the rules and regulations promulgated thereunder (as the case may be).

3.5.2.	The consolidated financial statements contained in the Company SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with US generally accepted accounting principles applied on a consistent basis throughout the periods covered; and (iii) fairly present the consolidated financial position of Company and its subsidiaries as of the respective dates thereof and the consolidated results of operations of Company and its subsidiaries for the periods covered thereby.

3.6.	Authority; Binding Nature of the Transaction Document. The Company has the rights, power and authority to perform its obligations under the Transaction Documents. The execution, delivery and performance by Company of each of the Transaction Documents have been duly authorized by all necessary action on the part of the Company. Each of the Transaction Documents constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

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3.7.	Consents and Approvals. Except as set forth on Section 3.7 of the Company Disclosure Schedule, no filing or registration with, no notice to and no permit, authorization, consent or approval of any third party or any governmental body is necessary for the consummation by the Company of the transactions contemplated by the Transaction Documents.

3.8.	No Violation. Neither the execution and delivery of the Transaction Documents by the Company, the performance by it of its obligations hereunder nor the consummation by the Company of the transactions contemplated hereby will (a) violate, conflict with or result in any breach of any provision of the Articles of Association or Memorandum of Association of the Company, or (b) violate any order, writ, judgment, injunction, decree, statute, rule or regulation of any court or domestic or foreign governmental body applicable to the Company, or (c) constitute a default under any material contract to which the Company is party.

3.9.	Additional Representations. Until the expiration of the Survival Period (defined below), any additional representations which may be made by the Company in the next financing round after the Closing hereunder shall be deemed to be, for all intents and purposes, incorporated by reference into this Agreement and apply to the investment of Purchaser under this Agreement.

3.10.	No Brokers. Except as set forth on Section 3.10 of the Company Disclosure Schedule, No broker’s or finder’s or placement fee or commission will be payable by the Company in connection with the transactions under the Transaction Documents and the Company will hold the Purchaser harmless from any claim, demand or liability for broker’s or finder’s or placement fees or commissions alleged to have been incurred by such Purchaser in connection with the issuance of such securities.

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4.	Representations and Warranties of the Purchasers. Each of the Purchasers hereby represents and warrants to the Company, severally but not jointly, as follows:

4.1.	Authorization. The execution, delivery and performance of the Transaction Documents by the Purchaser have been duly authorized by all necessary corporate or other action.

4.2.	The Purchaser (i) is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, (ii) is acquiring the Purchased Shares for its own account and not with a present view to the distribution of any part thereof, and (iii) the Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any of the Purchased Shares.

4.3.	No broker’s or finder’s or placement fee or commission will be payable by the Purchaser in connection with the transactions under the Transaction Documents and the Purchaser will hold the Company harmless from any claim, demand or liability for broker’s or finder’s or placement fees or commissions alleged to have been incurred by the Company in connection with the issuance of such securities.

4.4.	The Purchaser has been furnished by the Company with, and reviewed, the Company’s Form 20-F for the fiscal years ended December 31, 2005 and December 31, 2006, and the Forms 6-K for the fiscal periods ended June 30, 2007 and September 30, 2007.

4.5.	The Purchaser has been furnished access to the business records of the Company and such additional information and documents as such Purchaser has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this Agreement and the Transaction Documents, the purchase of Purchased Shares, the Company’s business, operations, market potential, capitalization, financial condition and prospects, and all other matters deemed relevant by such purchase.

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4.6.	The Purchaser has sought independent legal, investment and tax advice to the extent that it has deemed necessary and appropriate in connection with such Purchaser’s decision to purchase the Purchased Shares and the transactions set forth in the Transaction Documents, and has not relied on the representations of any party other than the Company.

4.7.	The Purchaser understands that the Purchased Shares, shall bear legends in the form set forth in this Agreement.

4.8.	The Purchaser understands that the Purchased Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser thereunder.

4.9.	The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Purchased Shares.

5.	Conditions of Closing of the Purchasers. The obligations of the Purchasers to consummate the Closing and transfer funds at the Closing are subject to the fulfillment at or before each Closing of the following conditions precedent, any one or more of which may be waived in whole or in part by the Purchasers, which waiver shall be at the sole discretion of such Purchasers:

5.1.	Representations and Warranties. The representations and warranties made by the Company in this Agreement shall have been true and correct when made, and shall be true and correct as of the Closing as if made on the date of the Closing.

5.2.	Covenants. All covenants, agreements, and conditions contained in this Agreement to be performed or complied with by the Company prior to the Closing shall have been performed or complied with by the Company prior to or at the Closing.

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5.3.	Consents, etc. The Company shall have secured all permits, consents, authorizations and approvals that shall be necessary or required lawfully to consummate the transactions to be consummated prior to the Closing pursuant to the Transaction Documents and to issue the Purchased Shares to be purchased by the Purchasers at the Closing.

5.4.	Delivery of Documents. All of the documents to be delivered by the Company pursuant to Section 2.2 shall have been delivered to the Purchasers.

5.5.	Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Purchasers and their counsel, and the Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as the Purchasers or their counsel may request

6.	Conditions of Closing of the Company. The Company’s obligations to sell and issue the Purchased Shares at the Closing are subject to the fulfillment at or before such Closing of the following conditions, which may be waived in whole or in part by the Company, and which waiver shall be at the sole discretion of the Company:

6.1.	Representations and Warranties. The representations and warranties made by the Purchasers in this Agreement shall have been true and correct when made, and shall be true and correct as of the date of the Closing.

6.2.	Covenants. All covenants, agreements and conditions contained in this Agreement to be performed, or complied with, by the Purchasers prior to the Closing shall have been performed or complied with by the Purchasers prior to the Closing.

6.3.	Consents, etc. The Company shall have secured all permits, consents, authorizations and approvals that shall be necessary or required lawfully to consummate the transactions contemplated by the Transaction Documents and to issue the Purchased Shares to be purchased by the Purchasers at the Closing.

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6.4.	Purchase Price. The Purchasers shall have transferred to the Company the applicable Purchase Price.

7.	Affirmative Covenants.

7.1.	Shareholders Meeting to approve the Second Closing. As the Second Closing is subject to the approval of the shareholders of the Company, the Company shall, after the Closing Date, use reasonable efforts to prepare and file a Proxy Statement requesting shareholders approval to consummate the Second Closing hereunder. The Company shall keep the Purchasers informed on the status of the Proxy Statement and the required shareholders approval. The Company shall notify the Purchasers immediately after the general meeting of the outcome of such general meeting and if the Company’s shareholders approve the Second Closing the Company and the Purchasers shall consummate the Second Closing immediately thereafter.

7.2.	Use of Proceeds. The Company shall use the proceeds of the issuance and sale of the Purchased Shares in accordance with the Company’s budget as approved by the Company’s Board.

7.3.	Stamp Tax. The Company shall pay all stamp duty applicable in connection with this Agreement and the Transaction Documents and the issuance of the Purchased Shares, if and when applicable.

7.4.	Legends. Any stock certificate representing Purchased Shares, if and when issued, shall bear a legend reading substantially as follows:

THE SHARES REPRESENTED BY THIS STOCK CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSE ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR

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UNDER ANY APPLICABLE STATE SECURITIES LAWS. NEITHER SECURITY MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

8.	Miscellaneous.

8.1.	Further Assurances. Each of the parties hereto shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of the Transaction Documents and the intentions of the parties as reflected thereby.

8.2.	Survival of Representations. All representations and warranties made by any party to this Agreement or pursuant hereto shall survive the Closing and shall remain in full force and effect for a period of one (1) year following the date of the Closing (the “Survival Period”). The representations of the Company set forth in Section 3.1. of this Agreement shall survive the Closing indefinitely.

8.3.	Governing Law; Jurisdiction. The transactions contemplated under the Transaction Documents shall be governed by the laws of the state of Israel; all disputes arising of the transactions contemplated under the Transaction Documents or any interpretation controversies regarding the Transaction Documents or the transactions contemplated thereto shall be brought before the International Chamber of Commerce in Geneva, Switzerland.

8.4.

Successors and Assigns; Assignment. Except as otherwise expressly limited herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. None of the rights, privileges or obligations set forth in, arising

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under or created by this Agreement may be assigned or transferred by Purchasers without the consent of the Company, except for any transfers or assignments to any Affiliate of Purchasers. For purposes of this Agreement, the term “Affiliate” shall mean (a) any general, special or limited partner, member, shareholder or any other person or entity that holds a beneficial interest in Purchasers, or (b) an “affiliate” as defined in Rule 144 promulgated under the U.S. Securities Act of 1933.

8.5.	Entire Agreement; Amendment and Waiver. This Agreement, the recitals hereto, the Schedules and the Exhibits attached hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof. Any term of this Agreement may be amended and the observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only by written agreement specifically referring to this Agreement and signed by the Company and the Purchasers.

8.6.	Notices. All notices and other communications required or permitted hereunder to be given to a party to this Agreement and any of the Transaction Documents shall be in writing and shall be delivered by hand or by messenger, addressed to such party’s address as set forth on Exhibit 8.6, or such other address with respect to a party as such party shall notify each other party in writing as provided herein and on Exhibit 8.6. Any notice sent in accordance with this Section 8.6 shall be effective (i) if sent by messenger, upon delivery, and (ii) if sent via overnight courier, upon delivery of such internationally recognized overnight courier service, including, but not limited to, DHL or Federal Express.

8.7.

Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party upon any breach or default under this Agreement, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on

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the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any of the parties, shall be cumulative and not alternative.

8.8.	Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the remainder of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Agreement shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

8.9.	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one and the same instrument.

8.10.	Further Actions. Each of the parties hereto shall, from time to time after the Closing, upon the request of the other party hereto and at the expense of such requesting party, duly execute, acknowledge and deliver or cause to be duly executed, acknowledged and delivered, all such further instruments and documents reasonably requested by the other party to further effectuate the intents and purposes of this Agreement.

8.11.

Confidentiality. Each Purchaser agrees that any information obtained by such Purchaser from or on behalf of the Company which has been marked as confidential (including the contents of all of the Transaction Documents) will not be disclosed to any person other than such Purchaser’s officers, directors, and employees, professional advisors, consultants, or agents, each on a need-to-know basis only, without the prior written consent of the

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Company and will not be used by such Purchaser other than in connection with the transactions contemplated by this Agreement (including all reporting obligations that such Purchaser may be obligated to undertake as a result of such transactions); provided, however, that such Purchaser may disclose such information in connection with periodic reports to their shareholders, partners, members, professional advisors and potential acquirer(s) and such acquirer’s professional advisors, subject to such third parties being under confidentiality obligations to such Purchaser that cover the disclosed confidential information. The Company agrees that the contents of this Agreement and the Transaction Documents shall be treated by it as confidential information, and shall not be disclosed to any person except as required by law. Confidential information as referred to in this Section 8.11 shall not include information, with respect to the Purchaser, (i) which is or becomes public knowledge through no fault of the Purchaser; (ii) which was or is known by the Purchaser prior or at the time of disclosure by the disclosing party as can be evidenced by the Purchaser; (iii) is or has become lawfully available to the Purchaser from a source (other than the Company) which the Purchaser does not know or reasonably believe to be under an obligation of confidentiality; (iv) is disclosed with the prior written consent of the Company; or (v) is legally required to be disclosed by judicial as other governmental action, provided, however, that prompt notice of such judicial or other governmental action shall have been given to the Company, provided that if Purchaser receives a subpoena or similar document requiring it to disclose the Confidential information, the Purchaser shall notify the Company so that the Company can take appropriate action to suppress the disclosure of its Confidential Information or else insure that its Confidential information is disclosed under confidentiality provisions only.

8.12.

Indemnification by Company. During the Survival Period and subject to Section 8.14 below, the Company shall and hereby does indemnify and hold the Purchasers harmless from and against and in respect of any and all actual loss, damage and

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expense incurred (other than losses that the Purchasers may incur as a stockholder of the Company) by the Purchasers resulting from, arising out of, attributable to, or in any manner connected with:

(a)	Any misrepresentation or breach of any representation or warranty made by the Company pursuant to this Agreement or failure to fulfill any covenant or agreement on the part of the Company contained in this Agreement or in any certificate or other document delivered, or to be delivered, by the Company to the Purchasers in connection with this Agreement; and

(b)	Any and all actions, suits, proceedings, demands, assessments or judgments, costs and expenses (including reasonable legal and accounting fees and investigation costs) incident to the foregoing and the enforcement thereof.

If any event shall occur or any circumstance arise which might give rise to a claim in respect of any matter against which the Company has indemnified the Purchasers hereunder, the Purchasers promptly shall give notice thereof to the Company. Such notice shall be given within fifteen (15) days after said claim shall have been presented to the Purchasers. Unless the parties otherwise agree in writing, the Company shall defend against all such third-party claims or otherwise satisfy said claims, at its sole cost and expense, through counsel and accountants designated by it, which approval shall not be delayed or withheld unreasonably. The Purchasers shall have the right to participate with the Company in the defense of any such matter. The Company shall not be liable for any settlement of a claim by the Purchasers without the Company’s consent. Notwithstanding anything to the contrary herein, the Purchasers shall not lay claim and the Company shall not be liable under this Section for any action, proceeding or investigation in respect of which indemnity may be sought as provided above, amounting to less than $50,000 in the aggregate, provided that such persons shall be liable from the first dollar for any claim or claims exceeding such amount.

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8.13.	Indemnification by Purchasers. During the Survival Period and subject to Section 18.14 below, each Purchaser shall and hereby does indemnify and hold the Company harmless from and against and in respect of any and all actual loss, damage and expense incurred by the Company resulting from, arising out of, attributable to, or in any manner connected with:

(a)	Any misrepresentation or breach of any representation or warranty made by the Purchaser pursuant to this Agreement or failure to fulfill any covenant or agreement on the part of the Purchaser contained in this Agreement or in any certificate or other document delivered, or to be delivered, by the Purchaser to the Company in connection with this Agreement; and

(b)	Any and all actions, suits, proceedings, demands, assessments or judgments, costs and expenses (including reasonable legal and accounting fees and investigation costs) incident to the foregoing and the enforcement thereof.

If any event shall occur or any circumstance arise which might give rise to a claim in respect of any matter against which the Purchaser has indemnified the Company hereunder, the Company promptly shall give notice thereof to the Purchaser. Such notice shall be given within fifteen (15) days after said claim shall have been presented to the Company. Unless the parties otherwise agree in writing, the Purchaser shall defend against all such third-party claims or otherwise satisfy said claims, at its sole cost and expense, through counsel and accountants designated by it, which approval shall not be delayed or withheld unreasonably. The Company shall have the right to participate with the

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Purchaser in the defense of any such matter. The Purchaser shall not be liable for any settlement of a claim by the Company without the Purchaser’s consent. Notwithstanding anything to the contrary herein, the Company shall not lay claim and the Purchaser shall not be liable under this Section for any action, proceeding or investigation in respect of which indemnity may be sought as provided above, amounting to less than $50,000 in the aggregate, provided that such persons shall be liable from the first dollar for any claim or claims exceeding such amount.

8.14.	Limitation of Liability. In no event shall either the Company or the Purchasers be liable to the other party for any consequential, indirect, special or incidental costs, damages or loss (including, without limitation, lost profits, loss of business), regardless of the nature, arising out of or relating in any way to this Agreement.

8.15.	The parties hereto shall pay their own costs and expenses in connection herewith.

IN WITNESS WHEREOF the parties hereto have signed this Share Purchase Agreement as of the date first set forth above.

VIRYANET LTD.

By:	(Signature)

(Print Name)

Title:

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LEWIS OPPORTUNITY FUND LP

By:	(Signature)

(Print Name)

Title:

LAM OPPORTUNITY FUND Ltd

By:	(Signature)

(Print Name)

Title:

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Exhibit 1

Purchaser	Closing Purchased Shares	Second Closing Warrant for additional Purchased Shares	Closing Purchase Price	Second Closing Warrant Purchase Price
Lewis Opportunity Fund LP	283,636	234,000	$1.65	$2.00
LAM Opportunity Fund Ltd	80,000	66,000	$1.65	$2.00

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Convertible Note

This Convertible Note Agreement (this “Agreement”) is dated as of May 12, 2008 (the “Effective Date”), by and between ViryaNet Ltd., a company organized under the laws of the State of Israel (“Company”), and W. Austin Lewis IV (the “Note Holder”).

Recitals

WHERAS, the Note Holder has made certain loans to the Company, under the terms hereof.

NOW THEREFORE, in connection with the mutual promises and covenants contained herein, the parties agree as follows:

1.	Extension of Funds by the Note Holder. The Note Holder has loaned to the Company $500,000 (the “Principal Amount”) prior to the date hereof.

2.	Non-Repayment. The Principal Amount under this Agreement shall not be subject to a repayment by the Company in any event and may be converted at the discretion of the Note holder into the Company’s Ordinary Shares, subject to the conditions and limitations set forth in Section 3 below.

3.	Conversion. The Note Holder shall be entitled to convert any or all of the outstanding Principal Amount into Ordinary Shares of the Company of NIS 5.0 per share (the “Ordinary Shares”), at a fixed conversion price of US$1.65 per Ordinary Share, as may be adjusted to reflect stock splits, reconsolidation or similar technical adjustments to the Company’s share capital. The Note Holder may convert the Principle Amount at any time at its discretion. Upon any such conversion the Company shall issue to the Note Holder stock certificate(s) evidencing the applicable number of Ordinary Shares, and such stock certificate(s) to bear a legend reading substantially as follows:

THE SHARES REPRESENTED BY THIS STOCK CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSE ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. NEITHER SECURITY MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

4.	Registration Rights. The Ordinary Shares which may be issued upon conversion of the Principal Amount and the Warrants, shall be included as part of the Registrable Securities under the Registration Rights Agreement.

5.	Governing Law. Jurisdiction. The transactions contemplated under this Agreement shall be governed by the laws of the state of Israel; all disputes arising of the transactions contemplated under the this Agreement or any interpretation controversies regarding the this Agreement or the transactions contemplated thereto shall be brought before the International Chamber of Commerce in Geneva, Switzerland.

6.	Entire Agreement. This Agreement supersedes and replaces the Convertible Note Agreements dated as of December 12, 2007 by and between Company and the “Note Holder.

Date:

VIRYANET LTD.

By:	(Signature)

(Print Name)

Title:

W. AUSTIN LEWIS IV

By:	(Signature)

(Print Name)

Title:

Convertible Note

This Convertible Note Agreement (this “Agreement”) is dated as of May 12, 2008 (the “Effective Date”), by and between ViryaNet Ltd., a company organized under the laws of the State of Israel (“Company”), and Lewis Opportunity Fund L.P. (the “Note Holder”).

Recitals

WHERAS, the Note Holder has made certain loans to the Company, under the terms hereof.

NOW THEREFORE, in connection with the mutual promises and covenants contained herein, the parties agree as follows:

1.	Extension of Funds by the Note Holder. The Note Holder has loaned to the Company $100,000 (the “Principal Amount”) prior to the date hereof.

2.	Non-Repayment. The Principal Amount under this Agreement shall not be subject to a repayment by the Company in any event and may be converted at the discretion of the Note holder into the Company’s Ordinary Shares, subject to the conditions and limitations set forth in Section 3 below.

3.	Conversion. The Note Holder shall be entitled to convert any or all of the outstanding Principal Amount into Ordinary Shares of the Company of NIS 5.0 per share (the “Ordinary Shares”), at a fixed conversion price of US$1.65 per Ordinary Share, as may be adjusted to reflect stock splits, reconsolidation or similar technical adjustments to the Company’s share capital. The Note Holder may convert the Principle Amount at any time at its discretion. Upon any such conversion the Company shall issue to the Note Holder stock certificate(s) evidencing the applicable number of Ordinary Shares, and such stock certificate(s) to bear a legend reading substantially as follows:

THE SHARES REPRESENTED BY THIS STOCK CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSE ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. NEITHER SECURITY MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

4.	Registration Rights. The Ordinary Shares which may be issued upon conversion of the Principal Amount and the Warrants, shall be included as part of the Registrable Securities under the Registration Rights Agreement.

5.	Governing Law. Jurisdiction. The transactions contemplated under this Agreement shall be governed by the laws of the state of Israel; all disputes arising of the transactions contemplated under the this Agreement or any interpretation controversies regarding the this Agreement or the transactions contemplated thereto shall be brought before the International Chamber of Commerce in Geneva, Switzerland.

Date:

VIRYANET LTD.

By:	(Signature)

(Print Name)

Title:

LEWIS OPPORTUNITY FUND L.P.

By:	(Signature)

(Print Name)

Title:

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING THIS WARRANT AND/OR SUCH SECURITIES, OR THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE WARRANT AND/OR SUCH SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE OR FOREIGN LAW.

WARRANT TO PURCHASE ORDINARY SHARES

ViryaNet Ltd., an Israeli Company (the “Company”), hereby grants to LAM Opportunity Fund Ltd (the “Holder”), the right to purchase from the Company the number of Ordinary Shares of the Company, nominal value NIS 5.0 each (the “Ordinary Shares”), set forth below, subject to the terms and conditions set forth below, effective as of December 19, 2007 (the “Effective Date”).

1.	Number of Ordinary Shares Available for Purchase and Exercise Price

This Warrant may be exercised to purchase up to 66,000 Ordinary Shares. The exercise price for each Ordinary Share shall be $2.00 (the “Warrant Price”), subject to adjustments under Section 7 of this Warrant (the “Warrant Shares”).

2.	Term

This Warrant may be exercised, in whole, or in part (subject to Section 4 below), during the period beginning on the Effective Date and ending on the date which is the earlier of (i) 3 years following the Effective Date, or (ii) such time that the Company consummates a transaction whereby all or substantially all or the shares and/or assets of the Company are purchased by any third party, whether as part of an acquisition, merger, reorganization or any other similar transaction.

3.	Exercise of Warrant; Mandatory Exercise

This Warrant may be exercised in whole or in part on any number of occasions during its term. The Warrant may be exercised by the surrender of the Warrant to the Company at its principal office together with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder. This Warrant may be exercised for cash only. To exercise for cash, the Notice of Exercise must be accompanied by payment in full of the amount of the aggregate purchase price of the Warrant Shares being purchased upon such exercise in immediately available funds, in U.S. Dollars or NIS equivalent thereof, based on the representative rate of exchange published by the Bank of Israel and known at the time of payment.

Notwithstanding any other terms and conditions herein, the Company may, in its sole discretion and at any time after the Ordinary Shares that may be issued upon exercise of this Warrant have been registered with the SEC and prior to the expiration of this Warrant, demand that the Holder exercises this Warrant and purchase up to 33,000 Ordinary Shares (to the extent not already purchased by the Holder due to previous exercise(s) of this Warrant) and in any such event within no later than 20 days after written notice by the Company to such effect, the Holder shall transfer to the Company the respective exercise price and the Company shall issue to the Holder the respective number of Ordinary Shares.

The Company agrees that the Warrant Shares so purchased shall be issued as soon as practicable thereafter, and that the Holder shall be deemed the record owner of such Warrant Shares as of and from the close of business on the date on which this Warrant shall be surrendered, together with payment in full as required above. In the event of a partial exercise, the Company shall concurrently issue to the Holder a replacement Warrant on the same terms and conditions as this Warrant, but representing the number of Warrant Shares remaining after such partial exercise.

4.	Fractional Interest

No fractional shares will be issued in connection with any exercise hereunder, and the number of Warrant Shares issued shall be rounded down to the nearest whole number.

5.	Warrant Confers No Rights of Shareholder

Except as otherwise set forth in this Warrant, the Holder shall not have any rights as a shareholder of the Company with regard to the Warrant Shares prior to actual exercise resulting in the purchase of any Warrant Shares.

6.	Investment Representation

Neither this Warrant nor the Warrant Shares issuable upon the exercise of this Warrant have been registered under the Securities Act, or any other securities laws. The Holder acknowledges by acceptance of the Warrant that (a) it has acquired this Warrant for investment and not with a view to distribution; (b) it has either a pre-existing personal or business relationship with the Company, or its executive officers, or by reason of its business or financial experience, it has the capacity to protect its own interests in connection with the transaction; and (c) it is an accredited investor as that term is defined in Regulation D promulgated under the Securities Act. The Holder agrees that any Warrant Shares issuable upon exercise of this Warrant will be acquired for investment and not with a view to distribution and such Warrant Shares will not be registered under the Securities Act and applicable state securities laws and that such Warrant Shares may have to be held indefinitely unless they are subsequently registered or qualified under the Securities Act and applicable state securities laws, or based on an opinion of counsel reasonably satisfactory to the Company, an exemption from such registration and qualification is available. The Holder, by acceptance hereof, consents to the placement of legend(s) on all securities hereunder as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

7.	Adjustment of Warrant Price and Number of Shares

The number and kind of securities purchasable initially upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

a.	Adjustment for Shares Splits and Combinations. If the Company at any time or from time to time during the term of this Warrant effects a subdivision of the outstanding Ordinary Shares, the number of Ordinary Shares issuable upon exercise of this Warrant immediately before the subdivision shall be proportionately increased, and conversely, if the Company at any time or from time to time combines the outstanding Ordinary Shares, the number of Ordinary Shares issuable upon exercise of this Warrant immediately before the combination shall be proportionately decreased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

b.	Adjustment for Certain Dividends and Distributions. In the event the Company at any time or from time to time, during the term of this Warrant makes, or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in additional shares of Ordinary Shares, then and in each such event the number of Ordinary Shares issuable upon exercise of this Warrant shall be increased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the number of Ordinary Shares issuable upon exercise of this Warrant by a fraction: (i) the numerator of which shall be the total number of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Ordinary Shares issuable in payment of such dividend or distribution, and (ii) the denominator of which is the total number of shares of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed thereof, the number of Ordinary Shares issuable upon exercise of this Warrant shall be recomputed accordingly as of the close of business on such record date and thereafter the number of shares of Ordinary Shares issuable upon exercise of this Warrant shall be adjusted pursuant to this Section 7(b) as of the time of actual payment of such dividends or distributions.

c.	Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time during the term of this Warrant makes, or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in securities of the Company other than Ordinary Shares, then in each such event provision shall be made so that the Holder shall receive upon exercise of this Warrant, in addition to the number of Ordinary Shares receivable thereupon, the amount of securities of the Company that the Holder would have received had this Warrant been exercised for Ordinary Shares immediately prior to such event (or the record date for such event) and had the Holder thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section and the Company’s Articles of Association with respect to the rights of the Holder.

d.	Adjustment for Reclassification, Exchange and Substitution. If the Ordinary Shares issuable upon the exercise of this Warrant are changed into the same or a different number of shares of any class or classes of shares, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or shares dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section), then and in any such event the Holder shall have the right thereafter to exercise this Warrant into the kind and amount of shares and other securities receivable upon such recapitalization, reclassification or other change, by holders of the number of shares of Ordinary Shares for which this Warrant might have been exercised immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein and under the Company’s Articles of Association.

e.	Reorganization, Mergers, Consolidations or Sales of Assets. If at any time or from time to time during the term of this Warrant there is a capital reorganization of the Ordinary Shares (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Subsection) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company’s shares or properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, the number of shares or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Ordinary Shares deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale. In any such case (except to the extent any cash or property is received in such transaction), appropriate adjustment shall be made in the application of the provisions of this Subsection and the Company’s Articles of Association with respect to the rights of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Subsection and the Company’s Articles of Association (including adjustment of the number of shares of Ordinary Shares issuable upon exercise of this Warrant) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable.

f.	Adjustment of Warrant Price. Upon each adjustment in the number of Ordinary Shares purchasable hereunder, the Warrant Price shall be proportionately increased or decreased, as the case may be, in a manner that is the inverse of the manner in which the number of Ordinary Shares purchasable hereunder shall be adjusted.

8.	Transfer of This Warrant or Securities Issuable on Exercise Hereof

a.	With respect to any offer, sale or other disposition of this Warrant or securities into which such Warrant may be exercised, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with, if requested by the Company, a written opinion of such Holder’s counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Such opinion letter and all such transferees must warrant and represent that each such transferee is an “accredited” investor as that term is defined under Regulation D of the Securities Act. Promptly, as practicable, upon receiving such written notice and opinion and warranties and representations, if so requested, the Company, as promptly as practicable, shall deliver to the Holder one or more replacement Warrant certificates on the same terms and conditions as this Warrant for delivery to the transferees. Each Warrant thus transferred and each certificate representing the securities thus transferred shall bear legend(s) as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Any provision of this Warrant to the contrary notwithstanding, the Holder may not offer, sell or otherwise dispose of this Warrant to any third party, other than to any transferee approved by the Company in writing in its sole discretion. In addition to the above, any transfer of this Warrant or the Warrant Shares shall be subject to the provisions of the Company’s Articles of Association.

b.	In the event that the Company or its shareholders receive an offer to transfer all or substantially all of the shares in the Company, or to effect a merger or acquisition, or sale of all or substantially all of the assets of the Company, then the Company shall promptly inform the Holder in writing of such offer.

9.	Representations and Warranties.

The Company represents and warrants to the Holder as follows:

a.	This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms.

b.	The Warrant Shares are duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and not subject to any preemptive rights.

c.	The execution and delivery of this Warrant are not, and the issuance of the Warrant Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company’s Articles of Association.

10.	Loss, Theft, Destruction or Mutilation of Warrant

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or Shares certificate, and in case of loss, theft or destruction, of indemnity, or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or Shares certificate, if mutilated, the Company will make and deliver a new Warrant or Shares certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or Shares certificate.

11.	Notices

Any notice or other communication hereunder shall be in writing and shall be deemed to have been given upon delivery, if personally delivered or three business days after deposit if deposited in the mail for mailing by certified mail, postage prepaid, and addressed as follows:

If to Holder:	LAM Opportunity Fund Ltd. [Address to be added]

If to Company:	ViryaNet Ltd. 2 Willow Street, Southborough, Massachusetts attn.: Samuel HaCohen fax: 508-490-8666

Each of the above addressees may change its address for purposes of this paragraph by giving to the other addressees notice of such new address in conformance with this paragraph.

12.	Applicable Law; Jurisdiction

This Warrant shall be governed by and construed in accordance with the laws of the State of Israel. Any dispute arising under or in relation to this Warrant shall be resolved exclusively in the competent court for Tel Aviv-Jaffa district, and each of the parties hereby submits irrevocably to the exclusive jurisdiction of such court.

13.	Entire Agreement

This Warrant constitutes the entire agreement between the parties hereto with regard to the subject matters hereof, and supercedes any prior communications, agreements and/or understandings between the parties hereto with regard to the subject matters hereof.

Dated:

VIRYANET LTD.

By:
Title:

LEWIS OPPORTUNITY FUND LP

By:
Title:

NOTICE OF EXERCISE

To: ViryaNet Limited

1.	The undersigned hereby elects to purchase shares of Ordinary Shares of , pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

2.	In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Ordinary Shares are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Ordinary Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

3.	Please issue a certificate representing said shares of Ordinary Shares in the name of the undersigned.

4.	Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.

(Date)	(Print Name)

(Signature)

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING THIS WARRANT AND/OR SUCH SECURITIES, OR THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE WARRANT AND/OR SUCH SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE OR FOREIGN LAW.

WARRANT TO PURCHASE ORDINARY SHARES

ViryaNet Ltd., an Israeli Company (the “Company”), hereby grants to Lewis Opportunity Fund LP (the “Holder”), the right to purchase from the Company the number of Ordinary Shares of the Company, nominal value NIS 5.0 each (the “Ordinary Shares”), set forth below, subject to the terms and conditions set forth below, effective as of December 19, 2007 (the “Effective Date”).

1.	Number of Ordinary Shares Available for Purchase and Exercise Price

This Warrant may be exercised to purchase up to 234,000 Ordinary Shares. The exercise price for each Ordinary Share shall be $2.00 (the “Warrant Price”), subject to adjustments under Section 7 of this Warrant (the “Warrant Shares”).

2.	Term

This Warrant may be exercised, in whole, or in part (subject to Section 4 below), during the period beginning on the Effective Date and ending on the date which is the earlier of (i) 3 years following the Effective Date, or (ii) such time that the Company consummates a transaction whereby all or substantially all or the shares and/or assets of the Company are purchased by any third party, whether as part of an acquisition, merger, reorganization or any other similar transaction.

3.	Exercise of Warrant; Mandatory Exercise

This Warrant may be exercised in whole or in part on any number of occasions during its term. The Warrant may be exercised by the surrender of the Warrant to the Company at its principal office together with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder. This Warrant may be exercised for cash only. To exercise for cash, the Notice of Exercise must be accompanied by payment in full of the amount of the aggregate purchase price of the Warrant Shares being purchased upon such exercise in immediately available funds, in U.S. Dollars or NIS equivalent thereof, based on the representative rate of exchange published by the Bank of Israel and known at the time of payment.

Notwithstanding any other terms and conditions herein, the Company may, in its sole discretion and at any time after the Ordinary Shares that may be issued upon exercise of this Warrant have been registered with the SEC and prior to the expiration of this Warrant, demand that the Holder exercises this Warrant and purchase up to 117,000 Ordinary Shares (to the extent not already purchased by the Holder due to previous exercise(s) of this Warrant) and in any such event within no later than 20 days after written notice by the Company to such effect, the Holder shall transfer to the Company the respective exercise price and the Company shall issue to the Holder the respective number of Ordinary Shares.

The Company agrees that the Warrant Shares so purchased shall be issued as soon as practicable thereafter, and that the Holder shall be deemed the record owner of such Warrant Shares as of and from the close of business on the date on which this Warrant shall be surrendered, together with payment in full as required above. In the event of a partial exercise, the Company shall concurrently issue to the Holder a replacement Warrant on the same terms and conditions as this Warrant, but representing the number of Warrant Shares remaining after such partial exercise.

4.	Fractional Interest

No fractional shares will be issued in connection with any exercise hereunder, and the number of Warrant Shares issued shall be rounded down to the nearest whole number.

5.	Warrant Confers No Rights of Shareholder

Except as otherwise set forth in this Warrant, the Holder shall not have any rights as a shareholder of the Company with regard to the Warrant Shares prior to actual exercise resulting in the purchase of any Warrant Shares.

6.	Investment Representation

Neither this Warrant nor the Warrant Shares issuable upon the exercise of this Warrant have been registered under the Securities Act, or any other securities laws. The Holder acknowledges by acceptance of the Warrant that (a) it has acquired this Warrant for investment and not with a view to distribution; (b) it has either a pre-existing personal or business relationship with the Company, or its executive officers, or by reason of its business or financial experience, it has the capacity to protect its own interests in connection with the transaction; and (c) it is an accredited investor as that term is defined in Regulation D promulgated under the Securities Act. The Holder agrees that any Warrant Shares issuable upon exercise of this Warrant will be acquired for investment and not with a view to distribution and such Warrant Shares will not be registered under the Securities Act and applicable state securities laws and that such Warrant Shares may have to be held indefinitely unless they are subsequently registered or qualified under the Securities Act and applicable state securities laws, or based on an opinion of counsel reasonably satisfactory to the Company, an exemption from such registration and qualification is available. The Holder, by acceptance hereof, consents to the placement of legend(s) on all securities hereunder as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

7.	Adjustment of Warrant Price and Number of Shares

The number and kind of securities purchasable initially upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

a.	Adjustment for Shares Splits and Combinations. If the Company at any time or from time to time during the term of this Warrant effects a subdivision of the outstanding Ordinary Shares, the number of Ordinary Shares issuable upon exercise of this Warrant immediately before the subdivision shall be proportionately increased, and conversely, if the Company at any time or from time to time combines the outstanding Ordinary Shares, the number of Ordinary Shares issuable upon exercise of this Warrant immediately before the combination shall be proportionately decreased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

b.	Adjustment for Certain Dividends and Distributions. In the event the Company at any time or from time to time, during the term of this Warrant makes, or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in additional shares of Ordinary Shares, then and in each such event the number of Ordinary Shares issuable upon exercise of this Warrant shall be increased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the number of Ordinary Shares issuable upon exercise of this Warrant by a fraction: (i) the numerator of which shall be the total number of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Ordinary Shares issuable in payment of such dividend or distribution, and (ii) the denominator of which is the total number of shares of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed thereof, the number of Ordinary Shares issuable upon exercise of this Warrant shall be recomputed accordingly as of the close of business on such record date and thereafter the number of shares of Ordinary Shares issuable upon exercise of this Warrant shall be adjusted pursuant to this Section 7(b) as of the time of actual payment of such dividends or distributions.

c.	Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time during the term of this Warrant makes, or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in securities of the Company other than Ordinary Shares, then in each such event provision shall be made so that the Holder shall receive upon exercise of this Warrant, in addition to the number of Ordinary Shares receivable thereupon, the amount of securities of the Company that the Holder would have received had this Warrant been exercised for Ordinary Shares immediately prior to such event (or the record date for such event) and had the Holder thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section and the Company’s Articles of Association with respect to the rights of the Holder.

d.	Adjustment for Reclassification, Exchange and Substitution. If the Ordinary Shares issuable upon the exercise of this Warrant are changed into the same or a different number of shares of any class or classes of shares, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or shares dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section), then and in any such event the Holder shall have the right thereafter to exercise this Warrant into the kind and amount of shares and other securities receivable upon such recapitalization, reclassification or other change, by holders of the number of shares of Ordinary Shares for which this Warrant might have been exercised immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein and under the Company’s Articles of Association.

e.	Reorganization, Mergers, Consolidations or Sales of Assets. If at any time or from time to time during the term of this Warrant there is a capital reorganization of the Ordinary Shares (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Subsection) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company’s shares or properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, the number of shares or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Ordinary Shares deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale. In any such case (except to the extent any cash or property is received in such transaction), appropriate adjustment shall be made in the application of the provisions of this Subsection and the Company’s Articles of Association with respect to the rights of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Subsection and the Company’s Articles of Association (including adjustment of the number of shares of Ordinary Shares issuable upon exercise of this Warrant) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable.

f.	Adjustment of Warrant Price. Upon each adjustment in the number of Ordinary Shares purchasable hereunder, the Warrant Price shall be proportionately increased or decreased, as the case may be, in a manner that is the inverse of the manner in which the number of Ordinary Shares purchasable hereunder shall be adjusted.

8.	Transfer of This Warrant or Securities Issuable on Exercise Hereof

a.	With respect to any offer, sale or other disposition of this Warrant or securities into which such Warrant may be exercised, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with, if requested by the Company, a written opinion of such Holder’s counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Such opinion letter and all such transferees must warrant and represent that each such transferee is an “accredited” investor as that term is defined under Regulation D of the Securities Act. Promptly, as practicable, upon receiving such written notice and opinion and warranties and representations, if so requested, the Company, as promptly as practicable, shall deliver to the Holder one or more replacement Warrant certificates on the same terms and conditions as this Warrant for delivery to the transferees. Each Warrant thus transferred and each certificate representing the securities thus transferred shall bear legend(s) as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Any provision of this Warrant to the contrary notwithstanding, the Holder may not offer, sell or otherwise dispose of this Warrant to any third party, other than to any transferee approved by the Company in writing in its sole discretion. In addition to the above, any transfer of this Warrant or the Warrant Shares shall be subject to the provisions of the Company’s Articles of Association.

b.	In the event that the Company or its shareholders receive an offer to transfer all or substantially all of the shares in the Company, or to effect a merger or acquisition, or sale of all or substantially all of the assets of the Company, then the Company shall promptly inform the Holder in writing of such offer.

9.	Representations and Warranties.

The Company represents and warrants to the Holder as follows:

a.	This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms.

b.	The Warrant Shares are duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and not subject to any preemptive rights.

c.	The execution and delivery of this Warrant are not, and the issuance of the Warrant Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company’s Articles of Association.

10.	Loss, Theft, Destruction or Mutilation of Warrant

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or Shares certificate, and in case of loss, theft or destruction, of indemnity, or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or Shares certificate, if mutilated, the Company will make and deliver a new Warrant or Shares certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or Shares certificate.

11.	Notices

Any notice or other communication hereunder shall be in writing and shall be deemed to have been given upon delivery, if personally delivered or three business days after deposit if deposited in the mail for mailing by certified mail, postage prepaid, and addressed as follows:

If to Holder:	Lewis Opportunity Fund LP
[Address to be added]

If to Company:	ViryaNet Ltd.
2 Willow Street, Southborough, Massachusetts
attn.: Samuel HaCohen
fax: 508-490-8666

Each of the above addressees may change its address for purposes of this paragraph by giving to the other addressees notice of such new address in conformance with this paragraph.

12.	Applicable Law; Jurisdiction

This Warrant shall be governed by and construed in accordance with the laws of the State of Israel. Any dispute arising under or in relation to this Warrant shall be resolved exclusively in the competent court for Tel Aviv-Jaffa district, and each of the parties hereby submits irrevocably to the exclusive jurisdiction of such court.

13.	Entire Agreement

This Warrant constitutes the entire agreement between the parties hereto with regard to the subject matters hereof, and supercedes any prior communications, agreements and/or understandings between the parties hereto with regard to the subject matters hereof.

Dated:

VIRYANET LTD.

By:
Title:

LEWIS OPPORTUNITY FUND LP

By:
Title:

NOTICE OF EXERCISE

To: ViryaNet Limited

1.	The undersigned hereby elects to purchase shares of Ordinary Shares of , pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

2.	In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Ordinary Shares are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Ordinary Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

3.	Please issue a certificate representing said shares of Ordinary Shares in the name of the undersigned.

4.	Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.

(Date)	(Print Name)

(Signature)

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING THIS WARRANT AND/OR SUCH SECURITIES, OR THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE WARRANT AND/OR SUCH SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE OR FOREIGN LAW.

WARRANT TO PURCHASE ORDINARY SHARES

ViryaNet Ltd., an Israeli Company (the “Company”), hereby grants to W. Austin Lewis IV (the “Holder”), the right to purchase from the Company the number of Ordinary Shares of the Company, nominal value NIS 5.0 each (the “Ordinary Shares”), set forth below, subject to the terms and conditions set forth below, effective as of December 19, 2007 (the “Effective Date”).

1.	Number of Ordinary Shares Available for Purchase and Exercise Price

This Warrant may be exercised to purchase up to 80,790 Ordinary Shares. The exercise price for each Ordinary Share shall be $2.00 (the “Warrant Price”), subject to adjustments under Section 7 of this Warrant (the “Warrant Shares”).

2.	Term

This Warrant may be exercised, in whole, or in part (subject to Section 4 below), during the period beginning on the Effective Date and ending on the date which is the earlier of (i) 3 years following the Effective Date, or (ii) such time that the Company consummates a transaction whereby all or substantially all or the shares and/or assets of the Company are purchased by any third party, whether as part of an acquisition, merger, reorganization or any other similar transaction.

3.	Exercise of Warrant; Mandatory Exercise

This Warrant may be exercised in whole or in part on any number of occasions during its term. The Warrant may be exercised by the surrender of the Warrant to the Company at its principal office together with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder. This Warrant may be exercised for cash only. To exercise for cash, the Notice of Exercise must be accompanied by payment in full of the amount of the aggregate purchase price of the Warrant Shares being purchased upon such exercise in immediately available funds, in U.S. Dollars or NIS equivalent thereof, based on the representative rate of exchange published by the Bank of Israel and known at the time of payment.

Notwithstanding any other terms and conditions herein, the Company may, in its sole discretion and at any time after the Ordinary Shares that may be issued upon exercise of this Warrant have been registered with the SEC and prior to the expiration of this Warrant, demand that the Holder exercises this Warrant and purchase up to 40,395 Ordinary Shares (to the extent not already purchased by the Holder due to previous exercise(s) of this Warrant) and in any such event within no later than 20 days after written notice by the Company to such effect, the Holder shall transfer to the Company the respective exercise price and the Company shall issue to the Holder the respective number of Ordinary Shares.

The Company agrees that the Warrant Shares so purchased shall be issued as soon as practicable thereafter, and that the Holder shall be deemed the record owner of such Warrant Shares as of and from the close of business on the date on which this Warrant shall be surrendered, together with payment in full as required above. In the event of a partial exercise, the Company shall concurrently issue to the Holder a replacement Warrant on the same terms and conditions as this Warrant, but representing the number of Warrant Shares remaining after such partial exercise.

4.	Fractional Interest

No fractional shares will be issued in connection with any exercise hereunder, and the number of Warrant Shares issued shall be rounded down to the nearest whole number.

5.	Warrant Confers No Rights of Shareholder

Except as otherwise set forth in this Warrant, the Holder shall not have any rights as a shareholder of the Company with regard to the Warrant Shares prior to actual exercise resulting in the purchase of any Warrant Shares.

6.	Investment Representation

Neither this Warrant nor the Warrant Shares issuable upon the exercise of this Warrant have been registered under the Securities Act, or any other securities laws. The Holder acknowledges by acceptance of the Warrant that (a) it has acquired this Warrant for investment and not with a view to distribution; (b) it has either a pre-existing personal or business relationship with the Company, or its executive officers, or by reason of its business or financial experience, it has the capacity to protect its own interests in connection with the transaction; and (c) it is an accredited investor as that term is defined in Regulation D promulgated under the Securities Act. The Holder agrees that any Warrant Shares issuable upon exercise of this Warrant will be acquired for investment and not with a view to distribution and such Warrant Shares will not be registered under the Securities Act and applicable state securities laws and that such Warrant Shares may have to be held indefinitely unless they are subsequently registered or qualified under the Securities Act and applicable state securities laws, or based on an opinion of counsel reasonably satisfactory to the Company, an exemption from such registration and qualification is available. The Holder, by acceptance hereof, consents to the placement of legend(s) on all securities hereunder as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

7.	Adjustment of Warrant Price and Number of Shares

The number and kind of securities purchasable initially upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

a.	Adjustment for Shares Splits and Combinations. If the Company at any time or from time to time during the term of this Warrant effects a subdivision of the outstanding Ordinary Shares, the number of Ordinary Shares issuable upon exercise of this Warrant immediately before the subdivision shall be proportionately increased, and conversely, if the Company at any time or from time to time combines the outstanding Ordinary Shares, the number of Ordinary Shares issuable upon exercise of this Warrant immediately before the combination shall be proportionately decreased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

b.	Adjustment for Certain Dividends and Distributions. In the event the Company at any time or from time to time, during the term of this Warrant makes, or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in additional shares of Ordinary Shares, then and in each such event the number of Ordinary Shares issuable upon exercise of this Warrant shall be increased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the number of Ordinary Shares issuable upon exercise of this Warrant by a fraction: (i) the numerator of which shall be the total number of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Ordinary Shares issuable in payment of such dividend or distribution, and (ii) the denominator of which is the total number of shares of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed thereof, the number of Ordinary Shares issuable upon exercise of this Warrant shall be recomputed accordingly as of the close of business on such record date and thereafter the number of shares of Ordinary Shares issuable upon exercise of this Warrant shall be adjusted pursuant to this Section 7(b) as of the time of actual payment of such dividends or distributions.

c.	Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time during the term of this Warrant makes, or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in securities of the Company other than Ordinary Shares, then in each such event provision shall be made so that the Holder shall receive upon exercise of this Warrant, in addition to the number of Ordinary Shares receivable thereupon, the amount of securities of the Company that the Holder would have received had this Warrant been exercised for Ordinary Shares immediately prior to such event (or the record date for such event) and had the Holder thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section and the Company’s Articles of Association with respect to the rights of the Holder.

d.	Adjustment for Reclassification, Exchange and Substitution. If the Ordinary Shares issuable upon the exercise of this Warrant are changed into the same or a different number of shares of any class or classes of shares, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or shares dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section), then and in any such event the Holder shall have the right thereafter to exercise this Warrant into the kind and amount of shares and other securities receivable upon such recapitalization, reclassification or other change, by holders of the number of shares of Ordinary Shares for which this Warrant might have been exercised immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein and under the Company’s Articles of Association.

e.	Reorganization, Mergers, Consolidations or Sales of Assets. If at any time or from time to time during the term of this Warrant there is a capital reorganization of the Ordinary Shares (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Subsection) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company’s shares or properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, the number of shares or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Ordinary Shares deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale. In any such case (except to the extent any cash or property is received in such transaction), appropriate adjustment shall be made in the application of the provisions of this Subsection and the Company’s Articles of Association with respect to the rights of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Subsection and the Company’s Articles of Association (including adjustment of the number of shares of Ordinary Shares issuable upon exercise of this Warrant) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable.

f.	Adjustment of Warrant Price. Upon each adjustment in the number of Ordinary Shares purchasable hereunder, the Warrant Price shall be proportionately increased or decreased, as the case may be, in a manner that is the inverse of the manner in which the number of Ordinary Shares purchasable hereunder shall be adjusted.

8.	Transfer of This Warrant or Securities Issuable on Exercise Hereof

a.	With respect to any offer, sale or other disposition of this Warrant or securities into which such Warrant may be exercised, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with, if requested by the Company, a written opinion of such Holder’s counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Such opinion letter and all such transferees must warrant and represent that each such transferee is an “accredited” investor as that term is defined under Regulation D of the Securities Act. Promptly, as practicable, upon receiving such written notice and opinion and warranties and representations, if so requested, the Company, as promptly as practicable, shall deliver to the Holder one or more replacement Warrant certificates on the same terms and conditions as this Warrant for delivery to the transferees. Each Warrant thus transferred and each certificate representing the securities thus transferred shall bear legend(s) as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Any provision of this Warrant to the contrary notwithstanding, the Holder may not offer, sell or otherwise dispose of this Warrant to any third party, other than to any transferee approved by the Company in writing in its sole discretion. In addition to the above, any transfer of this Warrant or the Warrant Shares shall be subject to the provisions of the Company’s Articles of Association.

b.	In the event that the Company or its shareholders receive an offer to transfer all or substantially all of the shares in the Company, or to effect a merger or acquisition, or sale of all or substantially all of the assets of the Company, then the Company shall promptly inform the Holder in writing of such offer.

9.	Representations and Warranties.

The Company represents and warrants to the Holder as follows:

a.	This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms.

b.	The Warrant Shares are duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and not subject to any preemptive rights.

c.	The execution and delivery of this Warrant are not, and the issuance of the Warrant Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company’s Articles of Association.

10.	Loss, Theft, Destruction or Mutilation of Warrant

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or Shares certificate, and in case of loss, theft or destruction, of indemnity, or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or Shares certificate, if mutilated, the Company will make and deliver a new Warrant or Shares certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or Shares certificate.

11.	Notices

Any notice or other communication hereunder shall be in writing and shall be deemed to have been given upon delivery, if personally delivered or three business days after deposit if deposited in the mail for mailing by certified mail, postage prepaid, and addressed as follows:

If to Holder:	__________

If to Company:	ViryaNet Ltd.
2 Willow Street, Southborough, Massachusetts
attn.: Samuel HaCohen
fax: 508-490-8666

Each of the above addressees may change its address for purposes of this paragraph by giving to the other addressees notice of such new address in conformance with this paragraph.

12.	Applicable Law; Jurisdiction

This Warrant shall be governed by and construed in accordance with the laws of the State of Israel. Any dispute arising under or in relation to this Warrant shall be resolved exclusively in the competent court for Tel Aviv-Jaffa district, and each of the parties hereby submits irrevocably to the exclusive jurisdiction of such court.

13.	Entire Agreement

This Warrant constitutes the entire agreement between the parties hereto with regard to the subject matters hereof, and supercedes any prior communications, agreements and/or understandings between the parties hereto with regard to the subject matters hereof.

Dated:

VIRYANET LTD.

By:
Title:

W. AUSTIN LEWIS IV

By:
Title:

NOTICE OF EXERCISE

To: ViryaNet Limited

1.	The undersigned hereby elects to purchase shares of Ordinary Shares of , pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

2.	In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Ordinary Shares are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Ordinary Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

3.	Please issue a certificate representing said shares of Ordinary Shares in the name of the undersigned.

4.	Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.

(Date)	(Print Name)

(Signature)

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING THIS WARRANT AND/OR SUCH SECURITIES, OR THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE WARRANT AND/OR SUCH SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE OR FOREIGN LAW.

WARRANT TO PURCHASE ORDINARY SHARES

ViryaNet Ltd., an Israeli Company (the “Company”), hereby grants to W. Austin Lewis IV (the “Holder”), the right to purchase from the Company the number of Ordinary Shares of the Company, nominal value NIS 5.0 each (the “Ordinary Shares”), set forth below, subject to the terms and conditions set forth below, effective as of December 19, 2007 (the “Effective Date”).

1.	Number of Ordinary Shares Available for Purchase and Exercise Price

This Warrant may be exercised to purchase up to 219,210 Ordinary Shares. The exercise price for each Ordinary Share shall be $2.00 (the “Warrant Price”), subject to adjustments under Section 7 of this Warrant (the “Warrant Shares”).

2.	Term

This Warrant may be exercised, in whole, or in part (subject to Section 4 below), during the period beginning on the Effective Date and ending on the date which is the earlier of (i) 3 years following the Effective Date, or (ii) such time that the Company consummates a transaction whereby all or substantially all or the shares and/or assets of the Company are purchased by any third party, whether as part of an acquisition, merger, reorganization or any other similar transaction.

3.	Exercise of Warrant; Mandatory Exercise

This Warrant may be exercised in whole or in part on any number of occasions during its term. The Warrant may be exercised by the surrender of the Warrant to the Company at its principal office together with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder. This Warrant may be exercised for cash only. To exercise for cash, the Notice of Exercise must be accompanied by payment in full of the amount of the aggregate purchase price of the Warrant Shares being purchased upon such exercise in immediately available funds, in U.S. Dollars or NIS equivalent thereof, based on the representative rate of exchange published by the Bank of Israel and known at the time of payment.

Notwithstanding any other terms and conditions herein, the Company may, in its sole discretion and at any time after the Ordinary Shares that may be issued upon exercise of this Warrant have been registered with the SEC and prior to the expiration of this Warrant, demand that the Holder exercises this Warrant and purchase up to 109,605 Ordinary Shares (to the extent not already purchased by the Holder due to previous exercise(s) of this Warrant) and in any such event within no later than 20 days after written notice by the Company to such effect, the Holder shall transfer to the Company the respective exercise price and the Company shall issue to the Holder the respective number of Ordinary Shares.

The Company agrees that the Warrant Shares so purchased shall be issued as soon as practicable thereafter, and that the Holder shall be deemed the record owner of such Warrant Shares as of and from the close of business on the date on which this Warrant shall be surrendered, together with payment in full as required above. In the event of a partial exercise, the Company shall concurrently issue to the Holder a replacement Warrant on the same terms and conditions as this Warrant, but representing the number of Warrant Shares remaining after such partial exercise.

4.	Fractional Interest

No fractional shares will be issued in connection with any exercise hereunder, and the number of Warrant Shares issued shall be rounded down to the nearest whole number.

5.	Warrant Confers No Rights of Shareholder

Except as otherwise set forth in this Warrant, the Holder shall not have any rights as a shareholder of the Company with regard to the Warrant Shares prior to actual exercise resulting in the purchase of any Warrant Shares.

6.	Investment Representation

Neither this Warrant nor the Warrant Shares issuable upon the exercise of this Warrant have been registered under the Securities Act, or any other securities laws. The Holder acknowledges by acceptance of the Warrant that (a) it has acquired this Warrant for investment and not with a view to distribution; (b) it has either a pre-existing personal or business relationship with the Company, or its executive officers, or by reason of its business or financial experience, it has the capacity to protect its own interests in connection with the transaction; and (c) it is an accredited investor as that term is defined in Regulation D promulgated under the Securities Act. The Holder agrees that any Warrant Shares issuable upon exercise of this Warrant will be acquired for investment and not with a view to distribution and such Warrant Shares will not be registered under the Securities Act and applicable state securities laws and that such Warrant Shares may have to be held indefinitely unless they are subsequently registered or qualified under the Securities Act and applicable state securities laws, or based on an opinion of counsel reasonably satisfactory to the Company, an exemption from such registration and qualification is available. The Holder, by acceptance hereof, consents to the placement of legend(s) on all securities hereunder as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

7.	Adjustment of Warrant Price and Number of Shares

The number and kind of securities purchasable initially upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

a.	Adjustment for Shares Splits and Combinations. If the Company at any time or from time to time during the term of this Warrant effects a subdivision of the outstanding Ordinary Shares, the number of Ordinary Shares issuable upon exercise of this Warrant immediately before the subdivision shall be proportionately increased, and conversely, if the Company at any time or from time to time combines the outstanding Ordinary Shares, the number of Ordinary Shares issuable upon exercise of this Warrant immediately before the combination shall be proportionately decreased. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

b.	Adjustment for Certain Dividends and Distributions. In the event the Company at any time or from time to time, during the term of this Warrant makes, or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in additional shares of Ordinary Shares, then and in each such event the number of Ordinary Shares issuable upon exercise of this Warrant shall be increased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the number of Ordinary Shares issuable upon exercise of this Warrant by a fraction: (i) the numerator of which shall be the total number of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Ordinary Shares issuable in payment of such dividend or distribution, and (ii) the denominator of which is the total number of shares of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed thereof, the number of Ordinary Shares issuable upon exercise of this Warrant shall be recomputed accordingly as of the close of business on such record date and thereafter the number of shares of Ordinary Shares issuable upon exercise of this Warrant shall be adjusted pursuant to this Section 7(b) as of the time of actual payment of such dividends or distributions.

c.

Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time during the term of this Warrant makes, or fixes a record date for the determination of holders of Ordinary

Shares entitled to receive a dividend or other distribution payable in securities of the Company other than Ordinary Shares, then in each such event provision shall be made so that the Holder shall receive upon exercise of this Warrant, in addition to the number of Ordinary Shares receivable thereupon, the amount of securities of the Company that the Holder would have received had this Warrant been exercised for Ordinary Shares immediately prior to such event (or the record date for such event) and had the Holder thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section and the Company’s Articles of Association with respect to the rights of the Holder.

d.	Adjustment for Reclassification, Exchange and Substitution. If the Ordinary Shares issuable upon the exercise of this Warrant are changed into the same or a different number of shares of any class or classes of shares, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or shares dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section), then and in any such event the Holder shall have the right thereafter to exercise this Warrant into the kind and amount of shares and other securities receivable upon such recapitalization, reclassification or other change, by holders of the number of shares of Ordinary Shares for which this Warrant might have been exercised immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein and under the Company’s Articles of Association.

e.	Reorganization, Mergers, Consolidations or Sales of Assets. If at any time or from time to time during the term of this Warrant there is a capital reorganization of the Ordinary Shares (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Subsection) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company’s shares or properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, the number of shares or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Ordinary Shares deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale. In any such case (except to the extent any cash or property is received in such transaction), appropriate adjustment shall be made in the application of the provisions of this Subsection and the Company’s Articles of Association with respect to the rights of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Subsection and the Company’s Articles of Association (including adjustment of the number of shares of Ordinary Shares issuable upon exercise of this Warrant) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable.

f.	Adjustment of Warrant Price. Upon each adjustment in the number of Ordinary Shares purchasable hereunder, the Warrant Price shall be proportionately increased or decreased, as the case may be, in a manner that is the inverse of the manner in which the number of Ordinary Shares purchasable hereunder shall be adjusted.

8.	Transfer of This Warrant or Securities Issuable on Exercise Hereof

a.	With respect to any offer, sale or other disposition of this Warrant or securities into which such Warrant may be exercised, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with, if requested by the Company, a written opinion of such Holder’s counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Such opinion letter and all such transferees must warrant and represent that each such transferee is an “accredited” investor as that term is defined under Regulation D of the Securities Act. Promptly, as practicable, upon receiving such written notice and opinion and warranties and representations, if so requested, the Company, as promptly as practicable, shall deliver to the Holder one or more replacement Warrant certificates on the same terms and conditions as this Warrant for delivery to the transferees. Each Warrant thus transferred and each certificate representing the securities thus transferred shall bear legend(s) as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Any provision of this Warrant to the contrary notwithstanding, the Holder may not offer, sell or otherwise dispose of this Warrant to any third party, other than to any transferee approved by the Company in writing in its sole discretion. In addition to the above, any transfer of this Warrant or the Warrant Shares shall be subject to the provisions of the Company’s Articles of Association.

b.	In the event that the Company or its shareholders receive an offer to transfer all or substantially all of the shares in the Company, or to effect a merger or acquisition, or sale of all or substantially all of the assets of the Company, then the Company shall promptly inform the Holder in writing of such offer.

9.	Representations and Warranties.

The Company represents and warrants to the Holder as follows:

a.	This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms.

b.	The Warrant Shares are duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and not subject to any preemptive rights.

c.	The execution and delivery of this Warrant are not, and the issuance of the Warrant Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company’s Articles of Association.

10.	Loss, Theft, Destruction or Mutilation of Warrant

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or Shares certificate, and in case of loss, theft or destruction, of indemnity, or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or Shares certificate, if mutilated, the Company will make and deliver a new Warrant or Shares certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or Shares certificate.

11.	Notices

Any notice or other communication hereunder shall be in writing and shall be deemed to have been given upon delivery, if personally delivered or three business days after deposit if deposited in the mail for mailing by certified mail, postage prepaid, and addressed as follows:

If to Holder:	__________

If to Company:	ViryaNet Ltd.
2 Willow Street, Southborough, Massachusetts
attn.: Samuel HaCohen
fax: 508-490-8666

Each of the above addressees may change its address for purposes of this paragraph by giving to the other addressees notice of such new address in conformance with this paragraph.

12.	Applicable Law; Jurisdiction

This Warrant shall be governed by and construed in accordance with the laws of the State of Israel. Any dispute arising under or in relation to this Warrant shall be resolved exclusively in the competent court for Tel Aviv-Jaffa district, and each of the parties hereby submits irrevocably to the exclusive jurisdiction of such court.

13.	Entire Agreement

This Warrant constitutes the entire agreement between the parties hereto with regard to the subject matters hereof, and supercedes any prior communications, agreements and/or understandings between the parties hereto with regard to the subject matters hereof.

Dated:

VIRYANET LTD.

By:
Title:

W. AUSTIN LEWIS IV

By:
Title:

NOTICE OF EXERCISE

To: ViryaNet Limited

1.	The undersigned hereby elects to purchase shares of Ordinary Shares of , pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

2.	In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Ordinary Shares are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Ordinary Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

3.	Please issue a certificate representing said shares of Ordinary Shares in the name of the undersigned.

4.	Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.

(Date)	(Print Name)

(Signature)

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made as of the 19th day of December 2007, by and among ViryaNet Ltd., a company organized under the laws of the State of Israel (the “Company”), and Lewis Opportunity Fund LP and LAM Opportunity Fund Ltd (each as a “Shareholder”, and collectively, as “Shareholders”)

W I T N E S S E T H:

WHEREAS, the Company and the Shareholders have entered into a Share Purchase Agreement (the “Purchase Agreement”), pursuant to which the Shareholders will become holders of up to 363,636 Ordinary Shares par value NIS 5.0 of the Company and may be issued Warrants to purchase up to 300,000 Ordinary Shares par value NIS 5.0; and

WHEREAS, a condition to the closing of the Purchase Agreement (the “Closing”) is that the parties hereto enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

1.	Definitions

Terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Agreement. As used in this Agreement, the following terms have the following meanings:

1.1.	The term “Companies Law” shall mean the Israeli Companies Law of 1999, as amended.

1.2.	The term “Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.3.	The term “Form F-3” shall mean such form under the Securities Act, as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.4.	The term “Holders” shall mean the holders of registration rights under registration rights agreements to which the Company is party to, except for the Shareholders.

1.5.	The term “Israeli Securities Law” shall mean the Israeli Securities Law - 1968, as amended.

1.6.	The terms “register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document or the equivalent actions under the laws of another jurisdiction.

1.7.	The term “Registrable Securities” shall mean all Ordinary Shares issued and which may be issued to the Shareholders including any Ordinary Shares covered under Warrants which may be issued under the Note Agreement as part of the Second Closing. For the purpose of Sections 2.5 and 4.3, the Registrable Securities shall include in addition, securities granted to other holders of registration rights under other agreement(s) with the Company.

1.8.	The term “SEC” shall mean the U.S. Securities and Exchange Commission.

1.9.	The term “Securities Act” shall mean the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.	Required Registration

2.1.	The Company shall use best efforts to file a Registration Statement on Form F-3 covering the resale of the Registrable Securities within six months from the Closing.

2.2.	In the case of any registration effected pursuant to this Section 2, the Company shall have the right to designate the managing underwriter(s), if any, in any underwritten offering, subject to the reasonable prior approval of the Shareholders.

2.3.	The Company, the Shareholders and all Holders participating in such underwritten registration shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

2.4.	If the underwriter of a registration being made pursuant to Section 2 advises the Shareholders or the Holders in writing that marketing factors require a limitation of the number of Registrable Securities to be included in such underwritten registration, then the Shareholders and the Holders wishing to participate in such underwritten registration shall be cut back on a pro-rata basis.

2.5.	The Company shall not be required to effect more than one (1) registration pursuant to Section 2. If the Company shall be eligible to use a registration statement on Form F-3 in connection with the any registration under this Section 2, such registration may be effected by the Company on Form F-3.

2.6.	The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan) to be initiated after the registration requested pursuant to this Section 2 and to become effective less than one hundred and twenty (120) days after the effective date of a registration made pursuant to this Section 2.

2.7.	The Shareholders may request to withdraw the registration under this Section 2, at any time and shall not be deemed to have exhausted any rights to make a registration under this Section 2 in the future, provided that he reimburses the Company for all of its costs and expenses incurred in connection with such withdrawn demand registration (collectively, “Company Expenses”), if such registration has in fact been cancelled.

2.8.	If a Form F-3 covering all of the Registrable Securities is not declared effective by the SEC within 180 days after the date hereof (the “Period”), then the Company shall pay each Shareholder a cash amount within 3 days after the end of each month after the end of the Period equal to 2% of the amount invested in connection with such Registrable Securities which have not yet been registered, up to a maximum of 12% on the aggregate.

3.	Shelf Registration

3.1.	From such time as the Company becomes eligible to file registration statements on Form F-3, at the request of the holders following 6 month from the Closing to file a shelf registration statement pursuant to Rule 415 under the Securities Act with the SEC, the Company shall:

3.1.1.	within twenty (20) days after receipt of any such request, give written notice of the proposed registration to all other holders; and

3.1.2.	use its best efforts to effect as soon as practicable the registration under the Securities Act of all Registrable Securities which are specified in such written request together with the registrable securities of other holders joining in such request pursuant to written requests received by the Company.

3.2.	The Company undertakes that it will, once having qualified for registration on Form F-3, use its best efforts to comply with all necessary filings and other requirements so as to maintain such qualification.

3.3.	After a registration requested pursuant to Section 3, the Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan) to be initiated and to become effective less than one hundred and twenty (120) days after the effective date of any registration requested pursuant to Section 3.1.

3.4.

4.	Piggyback Registrations

4.1.	Whenever the Company proposes to register for its own account or for any other person other than in a registration pursuant to Section 2 or 3 any of its securities under either the Securities Act (other than a registration in connection with a merger or acquisition on Form F-4 or S-4 or one relating solely to employee benefit plans under Form S-8 or any similar form) or the Israeli Securities Laws, it will promptly, and at least thirty (30) days prior to the initial filing of a registration statement with the SEC or Israeli equivalent, give written notice to the Shareholders of its intention to effect such a registration and will include in such registration all the Registrable Securities not previously registered held by the Shareholders (subject to the provisions of Section 4.3 hereto) with respect to which the Company receives written requests for inclusion therein within twenty (20) days after receipt of such notice by the Shareholders (a “Piggyback Registration”).

4.2.	In the case of any registration initiated by the Company, the Company shall have the right to designate the managing underwriter in any underwritten offering and any Shareholders participating in such underwritten registration shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

4.3.	If a Piggyback Registration is an underwritten offering of the Company’s securities and the underwriter advises the Company in writing that marketing factors require a limitation of the number of Registrable Securities to be underwritten, the Company will include its securities in such registration in the following order:

(a)	if the Piggyback Registration is initiated by the Company:

(i)	first, all Registrable Securities proposed to be included by the Company.

(ii)	second, the Registrable Securities held by the Shareholders and the Holders on a pro rata basis.

(b)	if the Piggyback Registration is not initiated by the Company:

(i)	first, all Registrable Securities proposed to be included by the Shareholders and the Holders; provided that if such securities cannot be included, the Company shall include the Registrable Securities pro rata.

(ii)	second, all other securities of the Company or any other shareholders proposed to be included in such registration.

5.	Obligations of the Company. Whenever required hereunder to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

5.1.	Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective in accordance with the time periods indicated above, and, upon the request of the Shareholders, registered thereunder, keep such registration statement effective for a period of up to nine months or until the distribution contemplated in the registration statement has been completed;

5.2.	Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

5.3.	Furnish to the Shareholders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by him;

5.4.	Register and qualify the securities covered by such registration statement under such other securities laws of such jurisdictions as shall be reasonably requested by the Shareholders, as the case may be; provided, however, that in no event shall the Company be required to qualify to do business in any state or other jurisdiction or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject;

5.5.	In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with terms generally satisfactory to the managing underwriter of such offering. The Shareholders or other shareholders participating in such underwriting shall also enter into and perform its obligations under such an agreement;

5.6.	Notify the Shareholders at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

5.7.	Cause all Registrable Securities registered pursuant hereto to be listed on each securities exchange on which similar securities issued by the Company are then listed;

5.8.	Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities not later than the effective date of such registration; and

5.9.	Furnish, at the request of Shareholders requesting registration of Registrable Securities pursuant to Section 2 hereof, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (a) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Shareholders requesting registration of Registrable Securities, and (b) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Shareholders requesting registration of Registrable Securities.

6.	Expenses of Registration. The Company shall bear and pay the expenses incurred in connection with any registration, filing or qualification of Registrable Securities for the Shareholders, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees and the reasonable fees and disbursements of one counsel (plus local counsel, if appropriate) for the Shareholders, excluding underwriting discounts and commissions relating to the sale of Registrable Securities.

7.	Furnishing of Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the securities of the Shareholders that the Shareholders shall furnish to the Company such information as may be required to be included in the registration statement under the Securities Act regarding the Shareholders, the Registrable Securities held by him and the intended method of disposition of such securities as shall be required to effect the registration of such Registrable Securities.

8.	Indemnification and Contribution

8.1.

The Company shall indemnify and hold harmless, to the fullest extent permitted by law, the Shareholders, any underwriter for the Shareholders, each person, if any, who controls the Shareholders or such underwriter, and each of the Shareholders’ partners, shareholders, officers, directors, employees, legal counsel and accountants, from and against any and all losses, claims, damages, liabilities, and charges, joint or several (“Claims”), to which any of them may be subject under the Securities Act, the Exchange Act, the Israeli Securities Law, the Companies Law, or any other statute (whether U.S. or Israeli) or at common law, insofar as such Claims arise out of, are based upon, or are in connection with (a) any untrue statement of any material fact contained in any registration statement or prospectus, in each case, as amended or supplemented, under which such securities were sold, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (c) any other violation by the Company of the Securities Act, the Exchange Act, the Israeli Securities Law, the Companies Law or any state or foreign jurisdiction securities laws in connection with each such registration, and shall reimburse each such person entitled to indemnification for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such Claim, as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such claim arises out of or is based upon any untrue statement or omission made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such person and/or any person acting on its behalf specifically for use in such registration statement or prospectus and provided further, that this indemnity shall not apply to amounts paid pursuant to any settlement effected without the consent of the party entitled to indemnification hereunder, which consent shall not be unreasonably withheld.

8.2.	The Shareholders shall indemnify and hold harmless, to the fullest extent permitted by law the Company, any underwriter for the Company, and each person, if any, who controls the Company or such underwriter and each of the Company’s or underwriter’s officers, directors, employees, legal counsel and accountants, from and against any and all Claims to which any of them may be subject under the Securities Act, the Exchange Act, the Israeli Securities Law, the Companies Law, or any other statute (whether U.S. or Israeli) or at common law, insofar as such Claims arise out of, are based upon, or are in connection with (a) any untrue statement made by the Shareholders of any material fact contained in any registration statement or prospectus, in each case, as amended or supplemented, under which such securities were sold, or (b) any omission or alleged omission made by the Shareholders to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company or each such person entitled to indemnification for any legal or other expenses reasonably incurred by the Company or such person in connection with investigating or defending any such Claim, as and when such expenses are incurred; provided, however, that the Shareholders shall be liable to the Company or any such person in any such case only to the extent that any such claim arises out of or is based upon any untrue statement or omission made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by the Shareholders and/or any person acting on the Shareholders’ behalf specifically for use in such registration statement or prospectus and provided further, that this indemnity shall not apply to amounts paid pursuant to any settlement effected without the consent of the party entitled to indemnification hereunder, which consent shall not be unreasonably withheld. The indemnification provided by the Shareholders shall be limited to the amount of the net proceeds received by the Shareholders from the sale of the Registrable Securities registered in such registration.

8.3.	Promptly after receipt by any person entitled to indemnification under Section 8.1 or Section 8.2, as the case may be, of notice of the commencement of any action, proceeding, or investigation in respect of which indemnity may be sought as provided above, such party (the “Indemnitee”) shall notify the party from whom indemnification is claimed (the “Indemnitor”). The Indemnitor shall promptly assume the defense of the Indemnitee with counsel reasonably satisfactory to such Indemnitee, and the fees and expenses of such counsel shall be at the sole cost and expense of the Indemnitor. The Indemnitee will cooperate with the Indemnitor in the defense of any action, proceeding, or investigation for which the Indemnitor assumes the defense, provided, however, that if the defendants in any action include both the Indemnitee and the Indemnitor and there is a conflict of interests which would prevent counsel for the Indemnitor from also representing the Indemnitee, the Indemnitee shall have the right to select one separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. The Indemnitor shall not be liable for the settlement by the Indemnitee of any action, proceeding, or investigation effected without its consent, which consent shall not be unreasonably withheld. The Indemnitor shall not enter into any settlement in any action, suit, or proceeding to which the Indemnitee is a party, unless such settlement includes a general release of the Indemnitee with no payment by the Indemnitee of consideration and without an admission of liability.

8.4.	The parties agree to notify promptly each other of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Registrable Securities held by the Shareholders, or any preliminary prospectus or registration statement relating to any sale of any Registrable Securities, or of any other litigation or proceedings to which this Section 8 is applicable of which they became aware.

8.5.	Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall prevail.

8.6.	The obligations of the Company and the Shareholders under this Section 8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement.

8.7.	If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an Indemnitee (except as specifically provided therein), then the Indemnitor shall contribute to the amount paid or payable by the Indemnitee as a result of such losses, claims, damages, liabilities or expenses (a) in such proportion as is appropriate to reflect the relative benefits received by the Indemnitor on the one hand and the Indemnitee on the other from the registration, or (b) if the allocation provided by clause (a) above is not permitted by applicable law, or provides a lesser sum to the Indemnitee than the amount hereinafter calculated, in such proportion as is appropriate to reflect the relative fault of the Indemnitor and the Indemnitee as well as any other relevant equitable considerations; provided that in no event shall any contribution by the Shareholders hereunder exceed the net proceeds from the offering received from the Shareholders. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

9.	Reports Under the Exchange Act

With a view to making available to the Shareholders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Shareholders to sell securities of the Company to the public without registration or pursuant to a registration on Form F-3, the Company agrees to:

9.1.	make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

9.2.	take such action as is necessary to enable the Shareholders to utilize Form F-3 for the sale of his Registrable Securities;

9.3.	file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

9.4.

furnish to the Shareholders, so long as the Shareholders owns any Registrable Securities, forthwith upon being so requested (a) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form F-3 (at any time after it so qualifies), (b) a copy of the most recent annual or, to the extent applicable, quarterly report of the Company and such other reports and documents so filed by the Company, and (c) such other information as may be reasonably requested in availing the Shareholders of any rule or regulation of the SEC which permits the selling of any Registrable Securities without registration or pursuant to such form;

9.5.	comply with all other necessary filings and other requirements so as to enable the Shareholders and any transferee thereof to sell Registrable Securities under Rule 144 under the Securities Act (or any similar rule then in effect); and

9.6.	use its best efforts to maintain the listing of its Ordinary Shares on the Over-the-Counter Bulletin Board (“OTCBB”), and should its Ordinary Shares be delisted from Nasdaq, to cause the reinstatement of the Ordinary Shares to listing on Nasdaq, including through the pursuit of the formal appeal process established by Nasdaq.

10.	Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by the Shareholders to a transferee or assignee of such securities and such transferee or assignee shall be deemed the “Shareholder” hereunder; provided, however, (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee the securities with respect to which such registration rights are being assigned; and (b) such transferee or assignee agrees in writing to be bound by and subject to all the terms and conditions of this Agreement.

11.	Additional Registration Rights. Following the first anniversary of the Closing Date, the Company shall use reasonable efforts to negotiate additional registration rights for the Shareholder if he is not then entitled to sell its shares under Rule 144.

12.	Deleted.

13.	Miscellaneous.

13.1.	Each of the parties hereto shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this Agreement and the intentions of the parties as reflected thereby.

13.2.	This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of New York (without giving effect to principles of conflicts of laws). Each party to this Agreement consents to the exclusive jurisdiction and venue of the courts of the State of New York.

13.3.	Except as otherwise expressly limited herein and subject to the provisions of Section 10 above, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

13.4.	This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof. Any term of this Agreement may be amended and the observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only with the written consent of the Shareholders. For the avoidance of doubt, the Company may execute any other registration rights agreement and such agreement, if and when executed, shall not be deemed to be an amendment of this Agreement or require the consent of the Shareholders.

13.5.	All article and section headings are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Agreement.

13.6.	All notices and other communications required or permitted hereunder are to be given pursuant to the provisions of the Agreement.

13.7.	If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the remainder of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Agreement shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

13.8.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one and the same instrument.

13.9.	In no event shall either the Company or the Shareholders be liable to the other party for any consequential, indirect, special or incidental costs, damages or loss (including, without limitation, lost profits, loss of business), regardless of the nature, arising out of or relating in any way to this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

Dated:

VIRYANET LTD.

By:
Title:

LEWIS OPPORTUNITY FUND LP

By:
Title:

LAM OPPORTUNITY FUND LTD

By:
Title:

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made as of the 19th day of December 2007, by and among ViryaNet Ltd., a company organized under the laws of the State of Israel (the “Company”), and W. Austin Lewis IV (the “Note Holder”)

W I T N E S S E T H:

WHEREAS, the Company and the Note Holder have entered into a Convertible Note Agreements (the “Note Agreements”), pursuant to which the Note Holder may become holders of up to 363,636 Ordinary Shares par value NIS 5.0 of the Company and may be issued Warrants to purchase up to 300,000 Ordinary Shares par value NIS 5.0; and

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

1.	Definitions

Terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Agreement. As used in this Agreement, the following terms have the following meanings:

1.1.	The term “Companies Law” shall mean the Israeli Companies Law of 1999, as amended.

1.2.	The term “Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.3.	The term “Form F-3” shall mean such form under the Securities Act, as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.4.	The term “Holders” shall mean the holders of registration rights under registration rights agreements to which the Company is party to, except for the Note Holders.

1.5.	The term “Israeli Securities Law” shall mean the Israeli Securities Law - 1968, as amended.

1.6.	The terms “register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document or the equivalent actions under the laws of another jurisdiction.

1.7.	The term “Registrable Securities” shall mean all Ordinary Shares which may be issued to the Note Holder under the Note Agreements, including any Ordinary Shares covered under Warrants which may be issued under the Note Agreements. For the purpose of Sections 2.5 and 4.3, the Registrable Securities shall include in addition, securities granted to other holders of registration rights under other agreement with the Company.

1.8.	The term “SEC” shall mean the U.S. Securities and Exchange Commission.

1.9.	The term “Securities Act” shall mean the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.	Required Registration

2.1.	The Company shall use best efforts to file a Registration Statement on Form F-3 covering the resale of the Registrable Securities within six months from the Closing.

2.2.	In the case of any registration effected pursuant to this Section 2, the Company shall have the right to designate the managing underwriter(s), if any, in any underwritten offering, subject to the reasonable prior approval of the Note Holders.

2.3.	The Company, the Note Holders and all Holders participating in such underwritten registration shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

2.4.	If the underwriter of a registration being made pursuant to Section 2 advises the Note Holders or the Holders in writing that marketing factors require a limitation of the number of Registrable Securities to be included in such underwritten registration, then the Note Holders and the Holders wishing to participate in such underwritten registration shall be cut back on a pro-rata basis.

2.5.	The Company shall not be required to effect more than one (1) registration pursuant to Section 2. If the Company shall be eligible to use a registration statement on Form F-3 in connection with the any registration under this Section 2, such registration may be effected by the Company on Form F-3.

2.6.	The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan) to be initiated after the registration requested pursuant to this Section 2 and to become effective less than one hundred and twenty (120) days after the effective date of a registration made pursuant to this Section 2.

2.7.	The Note Holders may request to withdraw the registration under this Section 2, at any time and shall not be deemed to have exhausted any rights to make a registration under this Section 2 in the future, provided that he reimburses the Company for all of its costs and expenses incurred in connection with such withdrawn demand registration (collectively, “Company Expenses”), if such registration has in fact been cancelled.

2.8.	If a Form F-3 covering all of the Registrable Securities is not declared effective by the SEC within 180 days after the date hereof (the “Period”), then the Company shall pay each Note Holder a cash amount within 3 days after the end of each month after the end of the Period equal to 2% of the amount invested in connection with such Registrable Securities which have not yet been registered, up to a maximum of 12% on the aggregate.

3.	Shelf Registration

3.1.	From such time as the Company becomes eligible to file registration statements on Form F-3, at the request of the holders following 6 month from the Closing to file a shelf registration statement pursuant to Rule 415 under the Securities Act with the SEC, the Company shall:

3.1.1.	within twenty (20) days after receipt of any such request, give written notice of the proposed registration to all other holders; and

3.1.2.	use its best efforts to effect as soon as practicable the registration under the Securities Act of all Registrable Securities which are specified in such written request together with the registrable securities of other holders joining in such request pursuant to written requests received by the Company.

3.2.	The Company undertakes that it will, once having qualified for registration on Form F-3, use its best efforts to comply with all necessary filings and other requirements so as to maintain such qualification.

3.3.	After a registration requested pursuant to Section 3, the Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan) to be initiated and to become effective less than one hundred and twenty (120) days after the effective date of any registration requested pursuant to Section 3.1.

3.4.

4.	Piggyback Registrations

4.1.	Whenever the Company proposes to register for its own account or for any other person other than in a registration pursuant to Section 2 or 3 any of its securities under either the Securities Act (other than a registration in connection with a merger or acquisition on Form F-4 or S-4 or one relating solely to employee benefit plans under Form S-8 or any similar form) or the Israeli Securities Laws, it will promptly, and at least thirty (30) days prior to the initial filing of a registration statement with the SEC or Israeli equivalent, give written notice to the Note Holder of its intention to effect such a registration and will include in such registration all the Registrable Securities not previously registered held by the Note Holder (subject to the provisions of Section 4.3 hereto) with respect to which the Company receives written requests for inclusion therein within twenty (20) days after receipt of such notice by the Note Holder (a “Piggyback Registration”).

4.2.	In the case of any registration initiated by the Company, the Company shall have the right to designate the managing underwriter in any underwritten offering and any Note Holder participating in such underwritten registration shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

4.3.	If a Piggyback Registration is an underwritten offering of the Company’s securities and the underwriter advises the Company in writing that marketing factors require a limitation of the number of Registrable Securities to be underwritten, the Company will include its securities in such registration in the following order:

(a)	if the Piggyback Registration is initiated by the Company:

(i)	first, all Registrable Securities proposed to be included by the Company.

(ii)	second, the Registrable Securities held by the Note Holder and the Holders on a pro rata basis.

(b)	if the Piggyback Registration is not initiated by the Company:

(i)	first, all Registrable Securities proposed to be included by the Note Holder and the Holders; provided that if such securities cannot be included, the Company shall include the Registrable Securities pro rata.

(ii)	second, all other securities of the Company or any other Note Holder proposed to be included in such registration.

5.	Obligations of the Company. Whenever required hereunder to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

5.1.	Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective in accordance with the time periods indicated above, and, upon the request of the Note Holder, registered thereunder, keep such registration statement effective for a period of up to nine months or until the distribution contemplated in the registration statement has been completed;

5.2.	Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

5.3.	Furnish to the such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by him;

5.4.	Register and qualify the securities covered by such registration statement under such other securities laws of such jurisdictions as shall be reasonably requested by the Note Holder, as the case may be; provided, however, that in no event shall the Company be required to qualify to do business in any state or other jurisdiction or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject;

5.5.	In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with terms generally satisfactory to the managing underwriter of such offering. The Note Holder or other shareholders participating in such underwriting shall also enter into and perform its obligations under such an agreement;

5.6.	Notify the Note Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

5.7.	Cause all Registrable Securities registered pursuant hereto to be listed on each securities exchange on which similar securities issued by the Company are then listed;

5.8.	Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities not later than the effective date of such registration; and

5.9.	Furnish, at the request of Note Holder requesting registration of Registrable Securities pursuant to Section 2 hereof, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (a) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Note Holder requesting registration of Registrable Securities, and (b) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Note Holder requesting registration of Registrable Securities.

6.	Expenses of Registration. The Company shall bear and pay the expenses incurred in connection with any registration, filing or qualification of Registrable Securities for the Note Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees and the reasonable fees and disbursements of one counsel (plus local counsel, if appropriate) for the Note Holder, excluding underwriting discounts and commissions relating to the sale of Registrable Securities.

7.	Furnishing of Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the securities of the Note Holder that the Note Holder shall furnish to the Company such information as may be required to be included in the registration statement under the Securities Act regarding the Note Holder, the Registrable Securities held by him and the intended method of disposition of such securities as shall be required to effect the registration of such Registrable Securities.

8.	Indemnification and Contribution

8.1.

The Company shall indemnify and hold harmless, to the fullest extent permitted by law, the Note Holder, any underwriter for the Note Holder, each person, if any, who controls the Note Holder or such underwriter, and each of the Note Holder’ partners, shareholders, officers, directors, employees, legal counsel and accountants, from and against any and all losses, claims, damages, liabilities, and charges, joint or several (“Claims”), to which any of them may be subject under the Securities Act, the Exchange Act, the Israeli Securities Law, the Companies Law, or any other statute (whether U.S. or Israeli) or at common law, insofar as such Claims arise out of, are based upon, or are in connection with (a) any untrue statement of any material fact contained in any registration statement or prospectus, in each case, as amended or supplemented, under which such securities were sold, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (c) any other violation by the Company of the Securities Act, the Exchange Act, the Israeli Securities Law, the Companies Law or any state or foreign jurisdiction securities laws in connection with each such registration, and shall reimburse each such person entitled to indemnification for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such Claim, as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such claim arises out of or is based upon any untrue statement or omission made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such person and/or any person acting on its behalf specifically for use in such registration statement or prospectus and provided further, that this indemnity shall not apply to amounts paid pursuant to any settlement effected without the consent of the party entitled to indemnification hereunder, which consent shall not be unreasonably withheld.

8.2.	The Note Holder shall indemnify and hold harmless, to the fullest extent permitted by law the Company, any underwriter for the Company, and each person, if any, who controls the Company or such underwriter and each of the Company’s or underwriter’s officers, directors, employees, legal counsel and accountants, from and against any and all Claims to which any of them may be subject under the Securities Act, the Exchange Act, the Israeli Securities Law, the Companies Law, or any other statute (whether U.S. or Israeli) or at common law, insofar as such Claims arise out of, are based upon, or are in connection with (a) any untrue statement made by the Note Holder of any material fact contained in any registration statement or prospectus, in each case, as amended or supplemented, under which such securities were sold, or (b) any omission or alleged omission made by the Note Holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company or each such person entitled to indemnification for any legal or other expenses reasonably incurred by the Company or such person in connection with investigating or defending any such Claim, as and when such expenses are incurred; provided, however, that the Note Holder shall be liable to the Company or any such person in any such case only to the extent that any such claim arises out of or is based upon any untrue statement or omission made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by the Note Holder and/or any person acting on the Note Holder’ behalf specifically for use in such registration statement or prospectus and provided further, that this indemnity shall not apply to amounts paid pursuant to any settlement effected without the consent of the party entitled to indemnification hereunder, which consent shall not be unreasonably withheld. The indemnification provided by the Note Holder shall be limited to the amount of the net proceeds received by the Note Holder from the sale of the Registrable Securities registered in such registration.

8.3.	Promptly after receipt by any person entitled to indemnification under Section 8.1 or Section 8.2, as the case may be, of notice of the commencement of any action, proceeding, or investigation in respect of which indemnity may be sought as provided above, such party (the “Indemnitee”) shall notify the party from whom indemnification is claimed (the “Indemnitor”). The Indemnitor shall promptly assume the defense of the Indemnitee with counsel reasonably satisfactory to such Indemnitee, and the fees and expenses of such counsel shall be at the sole cost and expense of the Indemnitor. The Indemnitee will cooperate with the Indemnitor in the defense of any action, proceeding, or investigation for which the Indemnitor assumes the defense, provided, however, that if the defendants in any action include both the Indemnitee and the Indemnitor and there is a conflict of interests which would prevent counsel for the Indemnitor from also representing the Indemnitee, the Indemnitee shall have the right to select one separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. The Indemnitor shall not be liable for the settlement by the Indemnitee of any action, proceeding, or investigation effected without its consent, which consent shall not be unreasonably withheld. The Indemnitor shall not enter into any settlement in any action, suit, or proceeding to which the Indemnitee is a party, unless such settlement includes a general release of the Indemnitee with no payment by the Indemnitee of consideration and without an admission of liability.

8.4.	The parties agree to notify promptly each other of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Registrable Securities held by the Note Holder, or any preliminary prospectus or registration statement relating to any sale of any Registrable Securities, or of any other litigation or proceedings to which this Section 8 is applicable of which they became aware.

8.5.	Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall prevail.

8.6.	The obligations of the Company and the Note Holder under this Section 8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement.

8.7.	If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an Indemnitee (except as specifically provided therein), then the Indemnitor shall contribute to the amount paid or payable by the Indemnitee as a result of such losses, claims, damages, liabilities or expenses (a) in such proportion as is appropriate to reflect the relative benefits received by the Indemnitor on the one hand and the Indemnitee on the other from the registration, or (b) if the allocation provided by clause (a) above is not permitted by applicable law, or provides a lesser sum to the Indemnitee than the amount hereinafter calculated, in such proportion as is appropriate to reflect the relative fault of the Indemnitor and the Indemnitee as well as any other relevant equitable considerations; provided that in no event shall any contribution by the Note Holder hereunder exceed the net proceeds from the offering received from the Note Holder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

9.	Reports Under the Exchange Act

With a view to making available to the Note Holder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Note Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form F-3, the Company agrees to:

9.1.	make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

9.2.	take such action as is necessary to enable the Note Holder to utilize Form F-3 for the sale of his Registrable Securities;

9.3.	file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

9.4.	furnish to the Note Holder, so long as the Note Holder owns any Registrable Securities, forthwith upon being so requested (a) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form F-3 (at any time after it so qualifies), (b) a copy of the most recent annual or, to the extent applicable, quarterly report of the Company and such other reports and documents so filed by the Company, and (c) such other information as may be reasonably requested in availing the Note Holder of any rule or regulation of the SEC which permits the selling of any Registrable Securities without registration or pursuant to such form;

9.5.	comply with all other necessary filings and other requirements so as to enable the Note Holder and any transferee thereof to sell Registrable Securities under Rule 144 under the Securities Act (or any similar rule then in effect); and

9.6.	use its best efforts to maintain the listing of its Ordinary Shares on the Over-the-Counter Bulletin Board (“OTCBB”), and should its Ordinary Shares be delisted from OTCBB.

10.	Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by the Note Holder to a transferee or assignee of such securities and such transferee or assignee shall be deemed the “Shareholder” hereunder; provided, however, (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee the securities with respect to which such registration rights are being assigned; and (b) such transferee or assignee agrees in writing to be bound by and subject to all the terms and conditions of this Agreement.

11.	Additional Registration Rights. Following the first anniversary of the Closing Date, the Company shall use reasonable efforts to negotiate additional registration rights for the Shareholder if he is not then entitled to sell its shares under Rule 144.

12.	Deleted.

13.	Miscellaneous.

13.1.	Each of the parties hereto shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this Agreement and the intentions of the parties as reflected thereby.

13.2.	This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of New York (without giving effect to principles of conflicts of laws). Each party to this Agreement consents to the exclusive jurisdiction and venue of the courts of the State of New York.

13.3.	Except as otherwise expressly limited herein and subject to the provisions of Section 10 above, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

13.4.	This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof. Any term of this Agreement may be amended and the observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only with the written consent of the Note Holder. For the avoidance of doubt, the Company may execute any other registration rights agreement and such agreement, if and when executed, shall not be deemed to be an amendment of this Agreement or require the consent of the Note Holder.

13.5.	All article and section headings are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Agreement.

13.6.	All notices and other communications required or permitted hereunder are to be given pursuant to the provisions of the Agreement.

13.7.	If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the remainder of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Agreement shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

13.8.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one and the same instrument.

13.9.	In no event shall either the Company or the Note Holder be liable to the other party for any consequential, indirect, special or incidental costs, damages or loss (including, without limitation, lost profits, loss of business), regardless of the nature, arising out of or relating in any way to this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

Dated:

VIRYANET LTD.

By:
Title:

W. AUSTIN LEWIS IV

By:
Title:

EXHIBIT 3. VIRYANET DISCLOSURE SCHEDULE

The following information in any of the sections is provided for the purposes of disclosure pursuant to this Share Purchase Agreement (the “Agreement”) by and between ViryaNet Ltd. (“ViryaNet” or the “Company”)) and Lewis Opportunity Fund LP and LAM Opportunity Fund Ltd, (each a “Purchaser”, and collectively, the “Purchasers”), and does not grant, and should not be interpreted as granting, any rights to any third parties.

This Disclosure Schedule relates to certain disclosures required and transactions contemplated by the Agreement. The Disclosure Schedule is not intended to constitute, and shall not be construed as constituting, representations or warranties of ViryaNet except as and to the extent provided in the Agreement. The disclosure of any matter in this Disclosure Schedule shall not be construed as an admission that such information is material with respect to the Company or is likely to have a material adverse effect on ViryaNet.

Each section is intended to relate to the corresponding section of the Agreement, but certain disclosure information may be categorized in one section and not another.

Reference is made to the information set forth in the Company’s reports which are hereby incorporated into this Disclosure Schedule.

All capitalized terms used in any of the sections and not otherwise defined in this Disclosure Schedule shall have the meanings assigned to them in the Agreement.

Headings have been inserted on the Sections of the Disclosure Schedule for convenience of reference only and shall to no extent have the effect of amending or changing the content or meaning of the Sections as set forth in the Agreement.

SECTION 3.2

SHARE CAPITAL

1.	The Company’s capitalization table is attached hereto as Exhibit A, indicating the fully diluted capital structure prior to and immediately after execution of this Agreement.

SECTION 3.4

VIRYANET’S SUBSIDIARIES

Name of Subsidiary	Country of Incorporation
ViryaNet, Inc. (subs. of ViryaNet Ltd)	United States of America

iMedeon, Inc. (subs. of ViryaNet, Inc.)	United States of America

Utility Partners, Inc. (subs. of ViryaNet, Inc.)	United States of America

ViryaNet Europe Ltd. (subs. of ViryaNet Ltd)	United Kingdom

ViryaNet Pty Ltd. (subs. of ViryaNet, Inc.)	Australia

The Company completed the dissolution of its Japanese subsidiary, ViryaNet Japan KK, in April 2007.

SECTION 3.7

CONSENTS AND APPROVALS

1.	Provide Notice to the Israeli Chief Scientist Office;

2.	Provide Notice to the Israeli Investment Center;

SECTION 3.10

NO BROKERS

The Company will issue Ordinary Shares equal to 5% of the funds actually received from the Purchasers as part of this transaction hereunder based on a price per Ordinary Share of $1.65 as a finder’s fee to Holbrook Capital. Such Ordinary Shares shall be entitled to the same Registration Rights set forth in the Share Purchase Agreement.

In addition, the Company will pay the amount of 2% of the funds actually received by the Purchasers, and issue Ordinary Shares equal to 1% of the funds actually received from the Purchasers as part of this transaction hereunder based on a price per Ordinary Share as a finder’s fee to Evan Posses. Such Ordinary Shares shall be entitled to the same Registration Rights set forth in the Share Purchase Agreement.

EXHIBIT 3. VIRYANET DISCLOSURE SCHEDULE

The following information in any of the sections is provided for the purposes of disclosure pursuant to this Convertible Note Agreement (the “Agreement”) by and between ViryaNet Ltd. (“ViryaNet” or the “Company”)) and W. Austin Lewis IV, (the “Purchaser”), and does not grant, and should not be interpreted as granting, any rights to any third parties.

This Disclosure Schedule relates to certain disclosures required and transactions contemplated by the Agreement. The Disclosure Schedule is not intended to constitute, and shall not be construed as constituting, representations or warranties of ViryaNet except as and to the extent provided in the Agreement. The disclosure of any matter in this Disclosure Schedule shall not be construed as an admission that such information is material with respect to the Company or is likely to have a material adverse effect on ViryaNet.

Each section is intended to relate to the corresponding section of the Agreement, but certain disclosure information may be categorized in one section and not another.

Reference is made to the information set forth in the Company’s reports which are hereby incorporated into this Disclosure Schedule.

All capitalized terms used in any of the sections and not otherwise defined in this Disclosure Schedule shall have the meanings assigned to them in the Agreement.

Headings have been inserted on the Sections of the Disclosure Schedule for convenience of reference only and shall to no extent have the effect of amending or changing the content or meaning of the Sections as set forth in the Agreement.

SECTION 3.2

SHARE CAPITAL

1.	The Company’s capitalization table is attached hereto as Exhibit A, indicating the fully diluted capital structure prior to and immediately after execution of this Agreement.

SECTION 3.4

VIRYANET’S SUBSIDIARIES

Name of Subsidiary	Country of Incorporation
ViryaNet, Inc. (subs. of ViryaNet Ltd)	United States of America

iMedeon, Inc. (subs. of ViryaNet, Inc.)	United States of America

Utility Partners, Inc. (subs. of ViryaNet, Inc.)	United States of America

ViryaNet Europe Ltd. (subs. of ViryaNet Ltd)	United Kingdom

ViryaNet Pty Ltd. (subs. of ViryaNet, Inc.)	Australia

The Company completed the dissolution of its Japanese subsidiary, ViryaNet Japan KK, in April 2007.

SECTION 3.7

CONSENTS AND APPROVALS

1.	Provide Notice to the Israeli Chief Scientist Office;

2.	Provide Notice to the Israeli Investment Center;

SECTION 3.10

NO BROKERS

The Company will issue Ordinary Shares equal to 5% of the funds actually received from the Purchaser as part of this transaction hereunder based on a price per Ordinary Share of $1.65 as a finder’s fee to Holbrook Capital. Such Ordinary Shares shall be entitled to the same Registration Rights set forth in the Share Purchase Agreement.

In addition, the Company will pay the amount of 2% of the funds actually received by the Purchaser, and issue Ordinary Shares equal to 1% of the funds actually received from the Purchaser as part of this transaction hereunder based on a price per Ordinary Share of $1.65 as a finder’s fee to Evan Posses. Such Ordinary Shares shall be entitled to the same Registration Rights set forth in the Share Purchase Agreement.